As filed with the Securities and Exchange Commission on September 21, 2020

333-241755

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/

Pre-Effective Amendment No. 1       /X/

Post-Effective Amendment No.      //

(Check appropriate box or boxes)

T. ROWE PRICE  TOTAL RETURN FUND, INC.

Exact Name of Registrant as Specified in Charter

100 East Pratt Street, Baltimore, Maryland 21202
Address of Principal Executive Offices

410-345-2000
Registrant’s Telephone Number, Including Area Code

David Oestreicher

100 East Pratt Street, Baltimore, Maryland 21202
Name and Address of Agent for Service

Title of Securities Being Registered: Shares of common stock (par value $0.0001 per share) of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

T. ROWE PRICE INSTITUTIONAL CORE PLUS FUND

September 25, 2020

Dear Shareholder:

We are writing to inform you about a reorganization that will affect your investment in the T. Rowe Price Institutional Core Plus Fund (the “Institutional Fund”). As provided in an Agreement and Plan of Reorganization (the “Plan”), the Institutional Fund will be reorganized into the T. Rowe Price Total Return Fund (the “Acquiring Fund,” or the “Total Return Fund,” and together with the Institutional Fund, the “Funds”).

The Reorganization will be consummated on or about November 30, 2020 (the “Closing Date”). The Plan was approved by the Funds’ Boards of Directors (the “Boards”).

Under the Plan, shareholders of the Institutional Fund will become shareholders of the I Class of the Acquiring Fund (the “I Class”). The value of an account in the I Class will be the same as it was in the Institutional Fund on the Closing Date. The accompanying combined information statement and prospectus contains detailed information on the transactions and comparisons of the Funds.

As discussed in more detail in the accompanying information statement, the Institutional Fund and the Acquiring Fund have substantially similar investment objectives and similar investment programs. Both funds are in the same Lipper and Morningstar peer categories (Core Plus Bond and Intermediate Core Plus Bond, respectively), with identical fundamental investment policies. The primary difference between the Funds is that the Acquiring Fund has more flexibility in pursuing its investment program. In summary, the Institutional Fund intends to invest at least 65% of its net assets (including any borrowings for investment purposes) in a “core” portfolio of investment grade, U.S. dollar-denominated fixed income securities that may include, but are not limited to, debt instruments issued by the U.S. government and its agencies, corporate bonds, and mortgage-backed and asset-backed securities. Normally, the fund will also maintain a “plus” portion of its portfolio in other sectors of the bond market, including high yield, non-U.S. dollar-denominated, and emerging market securities, to seek additional returns. Under normal conditions, the fund expects to maintain an effective duration (which measures the portfolio’s price sensitivity to interest rate changes) within +/-20% of the Bloomberg Barclays U.S. Aggregate Bond Index. Although the Total Return Fund follows a similar investment program by investing in a diversified portfolio of bonds and other debt instruments, it is not subject to the same non-fundamental operating policies. The Total Return Fund has considerable flexibility in seeking strong returns and its portfolio is constructed with a goal of being able to respond to a wide variety of market conditions. Like the Institutional Fund, the Total Return Fund’s investments typically include, but are not limited to, debt instruments issued by the U.S. government and its agencies (such as U.S. Treasury securities), corporate bonds, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and various types of mortgage-backed and asset-backed securities.

In addition, the Acquiring Fund is offered in multiple share classes, including an Investor Class and I Class, both of which are available to a variety of investors and have different investment minimums. The Institutional Fund is generally only available to institutional investors and requires an initial investment of $1,000,000 (with certain exceptions), which is the same as the Acquiring Fund’s I Class’s investment minimum.

As discussed in more detail in the accompanying combined information statement and prospectus, the net expense ratio of the Acquiring Fund’s I Class is expected to be lower than that of the Institutional Fund at the time of the reorganization (including the effects of any expense limitation agreements that are currently in place). As of each Fund’s last fiscal year end, the Acquiring Fund had a net expense ratio that was slightly higher than the Institutional Fund. As a result, effective September 1, 2020, T. Rowe Price has agreed to limit the Total Return Fund’s I Class’ operating expenses (through at least September 30, 2021) so that the I Class’ operating expenses will be limited to 0.02% of the fund’s average daily net assets. When combined with the Total Return Fund’s management fee, the I Class’ total expense ratio is expected to be 0.39% (the gross expense ratio, as of the Fund’s last fiscal year end, was 0.81%). The Institutional Fund’s total expense ratio, as of the Fund’s last fiscal year-end, was 0.40% of the Fund’s average daily net assets (based on an all-inclusive fee rate).

Since the Acquiring Fund invests in a relatively similar portfolio to the Institutional Fund, and since the I Class of the Acquiring Fund will have a lower net expense ratio than that of the Institutional Fund, it is not a financial benefit to a high account balance shareholder to choose the Institutional Fund over the I Class of the Acquiring Fund. Accordingly, the Boards and Fund management believe that offering a single fund to a wide variety of investors will allow all shareholders to take advantage of potential economies of scale and reduce inefficiencies that can result from offering two similar funds. Shares of the Institutional Fund will automatically be canceled and redeemed for I Class shares of equal value on the Closing Date.

The Reorganization is not a taxable event, but redeeming or exchanging your shares prior to the Closing Date may be a taxable event, depending on your individual tax situation. The cost basis and holding periods of the Institutional Fund shares will carry over to the I Class shares that you will receive in connection with the Reorganization.

NO SHAREHOLDER ACTION IS REQUIRED WITH RESPECT TO THE REORGANIZATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

If you have any questions regarding the enclosed combined information statement and prospectus, please call T. Rowe Price at 1-800-638-8790.

Sincerely,

Robert W. Sharps
Head of Investments & Group Chief Investment Officer

September 25, 2020

COMBINED INFORMATION STATEMENT AND PROSPECTUS

Transfer of the Assets of:

T. ROWE PRICE INSTITUTIONAL CORE PLUS FUND

(a series of T. Rowe Price Institutional Income Funds, Inc.)

By and in Exchange for I Class Shares of the

T. ROWE PRICE TOTAL RETURN FUND

(a series of T. Rowe Price Total Return Fund, Inc.)

100 East Pratt Street

Baltimore, MD 21202

This Combined Information Statement and Prospectus (“Statement”) will be delivered to shareholders beginning on or about September 25, 2020.

This Statement is being furnished to shareholders of the T. Rowe Price Institutional Core Plus Fund, a series of T. Rowe Price Institutional Income Funds, Inc. (the “Institutional Fund” or the “Institutional Core Plus Fund”). As provided in an Agreement and Plan of Reorganization (the “Plan”), the Institutional Fund will be reorganized (the “Reorganization”) into the T. Rowe Price Total Return Fund, a series of T. Rowe Price Total Return Fund, Inc. (the “Acquiring Fund” or the “Total Return Fund;” together with the Institutional Fund, the “Funds”). Both Funds are advised by T. Rowe Price Associates, Inc. (“T. Rowe Price”).

The Reorganization will be consummated on or about November 30, 2020 (the “Closing Date”). The Plan provides for the transfer of substantially all of the assets and liabilities of the Institutional Fund to the Acquiring Fund, in exchange for I Class shares of the Acquiring Fund (the “I Class”). Following the transfer, the I Class shares received in the exchange will be distributed to the Institutional Fund’s shareholders in complete liquidation of the Institutional Fund. Shareholders of the Institutional Fund will receive I Class shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of their Institutional Fund shares on the business day immediately preceding the closing date of the Reorganization. All issued and outstanding shares of the Institutional Fund will then be simultaneously redeemed.

Shares of the Institutional Fund will automatically be canceled and redeemed for I Class shares of the Acquiring Fund of equal value on the Closing Date and you will become a shareholder in the Acquiring Fund. The value of the share balance in your account will be the same as it was in your Institutional Fund on the business day preceding the day of the Reorganization.

The Institutional Fund and the Acquiring Fund have substantially similar investment objectives and similar investment programs.

In accordance with the Fund’s operative documents, and applicable Maryland state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”)), the Reorganization may be effected without the approval of shareholders of the Institutional Fund.

NO SHAREHOLDER ACTION IS REQUIRED WITH RESPECT TO THE REORGANIZATION.

This Statement concisely sets forth the information you should know about the Acquiring Fund, its I Class and the Plan. Please read this Statement and keep it for future reference. It is both an information statement for the Institutional Fund and a prospectus for the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Statement by reference:

• The Statement of Additional Information dated September 25, 2020 relating to the Reorganization (“SAI”) (SEC File Nos. 333-24175)

• The prospectuses of the Institutional Core Plus and Total Return Funds, each dated October 1, 2020, as supplemented to date (SEC File Nos. 333-84634 and 333-213574, respectively)

• The Statement of Additional Information of the Institutional Core Plus and Total Return Funds dated July 20, 2020 (SEC File Nos. 333-84634 and 333-213574, respectively)

• The annual shareholder reports of the Institutional Core Plus and Total Return Funds, each dated May 31, 2020 (SEC File Nos. 333-84634 and 333-213574, respectively)

The prospectuses include the Funds’ investment objectives, risks, fees, expenses, and other information that you should read and consider carefully. The Statement of Additional Information, which contains additional detailed information about the relevant Fund, is not a prospectus but should be read in conjunction with the prospectuses.

Each shareholder report contains information about Fund investments, including a review of market conditions and the portfolio manager’s recent investment strategies and their impact on performance. Copies of prospectuses, annual and semiannual shareholder reports, Statement of Additional Information for the Acquiring and Institutional Funds and the SAI relating to this Reorganization are all available at no cost by calling 1-800-225-5132; by writing to T. Rowe Price, Three Financial Center, 4515 Painters Mill Road, Owings Mills, Maryland 21117; or by visiting our website at troweprice.com. All of the above-referenced documents are also on file with the SEC and available through its website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED INFORMATION STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than what is in this Statement or in the materials expressly incorporated herein by reference. Any such other information or representation should not be relied upon as having been authorized by the Institutional Fund or Acquiring Fund.

SUMMARY

The information contained in this summary is qualified by reference to the more detailed information appearing elsewhere in this Statement, and in the Plan, which is included as Exhibit A to this Statement.

Why is the Reorganization taking place?

At a meeting held on July 30, 2020, the Boards of Directors of the Funds (the “Boards”), including a majority of the independent directors, unanimously approved the Plan under which the Institutional Fund is to be reorganized into the Acquiring Fund.

What does the Plan provide for?

The Plan provides for the transfer of substantially all the assets and liabilities of the Institutional Fund to the Acquiring Fund in exchange for I Class shares of the Acquiring Fund. Following the transfer, the I Class shares received in the exchange will be distributed to shareholders of the Institutional Fund in complete liquidation of the Institutional Fund. All issued and outstanding shares of the Institutional Fund will then be simultaneously redeemed. As a result of the transaction: (1) you will cease being a shareholder of the Institutional Fund; (2) instead you will become an owner of I Class shares of the Acquiring Fund; and (3) the value of your account in the Acquiring Fund will equal the value of your account in the Institutional Fund as of the close of the business day immediately preceding the closing date of the transaction.

Do I need to vote for the Reorganization?

No. No vote of shareholders will be taken with respect to the Reorganization. THE INSTITUTIONAL FUND IS NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND A PROXY TO THE INSTITUTIONAL FUND WITH RESPECT TO THE REORGANIZATION.

Do I need to take any action in connection with the Reorganization?

No. Your shares of the Institutional Fund will automatically be canceled and redeemed for I Class shares of the Acquiring Fund on the Closing Date of the Reorganization.

Will I have to pay any sales charge, commission, redemption or other similar fee in connection with the applicable Reorganization?

No, you will not have to pay any sales charge, commission, redemption or other similar fee in connection with the Reorganization. The I Class of the Acquiring Fund does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

Who will pay for the Reorganization?

The expenses incurred to execute the Reorganization, including all direct and indirect expenses, will be paid by the Funds and their shareholders since the Reorganization is expected to benefit the Funds. The total estimated expenses associated with the Reorganization are $34,500, which includes professional expenses (including legal and auditing fees), expenses associated with printing and mailing the Statement, and transaction costs (which are estimated to be $2,200).

Will there be any tax consequences to the Institutional Fund or its shareholders?

The Reorganization will be structured to have no adverse tax consequences to the Institutional Fund or its shareholders. The Reorganization is conditioned upon the receipt of an opinion of tax counsel to the Funds that, for federal income tax purposes:

• no gain or loss will be recognized by the Institutional Fund, the Acquiring Fund, or their shareholders as a result of the Reorganization;

• the holding period and adjusted basis of the I Class shares of the Acquiring Fund received by a shareholder will have the same holding period and adjusted basis of the shareholder’s shares of the Institutional Fund; and

• the Acquiring Fund will assume the holding period and adjusted basis of each asset (with certain exceptions) of the Institutional Fund that is transferred to the Acquiring Fund that the asset had immediately prior to the Reorganization.

The receipt of an opinion of tax counsel is a nonwaivable condition of the Reorganization. Prior to the Reorganization, the Institutional Fund is expected to sell certain nontransferable securities, which is expected to result in a net capital loss. Similarly, the Acquiring Fund is expected to buy similar positions in the same securities prior to the Reorganization which will incur transaction expenses.

These transactions will result in brokerage expenses. T. Rowe Price estimates that the brokerage commission and other transaction costs (including taxes and stamps, which are expected to be minimal) relating to the sale and purchase of these nontransferable securities will be approximately $2,200 for replicating the positions of the Institutional Fund in the Total Return Fund. See “Information About the Reorganization—Tax Considerations” for more information.

What if I redeem my shares before the Reorganization takes place?

If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

What are the investment objectives and investment programs of the Acquiring Fund and the Institutional Fund?

The Acquiring Fund and Institutional Fund have substantially similar investment objectives. The Institutional Fund seeks to maximize total return through income and capital appreciation while the Total Return Fund seeks to maximize total return through income and, secondarily, capital appreciation. Each Fund’s investment objective is considered fundamental and may not be changed without shareholder approval.

The Acquiring Fund and Institutional Fund have similar investment programs.

The key differences between the Funds’ principal investment strategies are as follows:

• The Institutional Fund invests at least 65% of its net assets (including any borrowings for investment purposes) in a “core” portfolio of investment grade, U.S. dollar-denominated fixed income securities. The Acquiring Fund does not have a similar requirement, although it also invests in a diversified portfolio of bonds and other debt instruments.

• The Acquiring Fund can invest up to 35% of its assets in non-investment grade bonds while the Institutional Fund has a limit of 30%.

• The Institutional Fund further restricts non-investment grade bonds by limiting non-investment grade bonds issued by Emerging Market countries to 10% and non-investment grade bonds issued by the U.S. and other developed markets to 20%. The Acquiring Fund does not have these constraints.

• Both funds are able to invest in convertible and preferred securities but the Institutional Fund limits these holdings to 10% of the fund’s assets while the Acquiring Fund does not have such a restriction.

• Under normal conditions, the Institutional Fund is expected to maintain an effective duration within +/-20% of its benchmark index. Although the Total Return Fund does not have any constraints on its duration, as a point of comparison, as of July 31, 2020, its effective duration was 5.64 years.

• The Institutional Fund seeks to maintain a weighted average credit rating of A- or better. The Acquiring Fund does not have a similar requirement.

Institutional Fund

The Institutional Fund intends to invest at least 65% of its net assets (including any borrowings for investment purposes) in a “core” portfolio of investment grade, U.S. dollar-denominated fixed income securities that may include, but are not limited to, debt instruments issued by the U.S. government and its agencies, corporate bonds, and mortgage-backed and asset-backed securities. Normally, the fund will also maintain a “plus” portion of its portfolio in other sectors of the bond market, including high yield, non-U.S. dollar-denominated, and emerging market securities, to seek additional returns. Under normal conditions, the fund expects to maintain an effective duration (which measures the portfolio’s price sensitivity to interest rate changes) within +/-20% of the Bloomberg Barclays U.S. Aggregate Bond Index. As of July 31, 2020, the effective duration of this index was 6.01 years; however, it will change over time.

Individual bond investments in the core portfolio will be rated investment grade, with a minimum credit quality of BBB- (or an equivalent rating). Ratings will be determined, at the time of purchase, by at least one credit rating agency or, if not so rated, a comparable rating by T. Rowe Price. If a security is split rated (i.e., at least one below investment-grade rating and at least one investment-grade rating), the higher rating will be used. The fund, in the aggregate, will seek to maintain a weighted average credit rating of A- or better, based on the weighted average credit quality of the fund’s portfolio securities.

The plus portion of the fund’s portfolio may consist of below investment-grade bonds, also known as “junk” bonds, issued by companies in the U.S. and other developed countries (not to exceed 20% of the fund’s net assets), below investment-grade emerging market debt instruments (not to exceed 10% of the fund’s net assets), non-U.S. dollar-denominated debt instruments (not to exceed 20% of the fund’s net assets), and convertible and preferred securities (not to exceed 10% of the fund’s net assets), as well as other investments. The fund may invest in currencies without holding any bonds or other securities denominated in those particular currencies.

The fund may continue to hold an investment in its core portfolio that is downgraded to below investment grade after purchase. If such rating downgrades cause high yield exposure to exceed 20% of net assets or below investment-grade emerging market securities to exceed 10% of net assets, the fund will seek to reduce its exposure within a reasonable period of time.

The fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The fund would generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage securities on more preferable terms or to enhance returns, the fund may extend the settlement by entering into “dollar roll” transactions in which the fund sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date.

While most assets will typically be invested in bonds, the fund also uses interest rate futures and forward currency exchange contracts in keeping with the fund’s objective. Interest rate futures would typically be used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. Forward currency exchange contracts would be used to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies or to protect the fund’s foreign bond holdings from adverse currency movements relative to the U.S. dollar.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, or to shift assets into and out of higher- or lower-yielding securities or certain sectors.

Total Return Fund

The Total Return Fund invests in a diversified portfolio of bonds and other debt instruments. The fund has considerable flexibility in seeking strong returns and its portfolio is constructed with a goal of being able to respond to a wide variety of market conditions. The fund’s investments typically include, but are not limited to, debt instruments issued by the U.S. government and its agencies (such as U.S. Treasury securities), corporate bonds, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and various types of mortgage-backed and asset-backed securities.

The fund may invest up to 35% of its net assets in corporate bonds and other debt instruments that are rated noninvestment grade (below BBB, or an equivalent rating), commonly known as junk bonds or high yield bonds, by each of the rating agencies that have assigned a rating to the security or, if unrated, deemed by T. Rowe Price to be noninvestment grade. The fund may purchase securities of any credit rating, including distressed and defaulted securities. If a holding is split rated (i.e., rated investment grade by at least one rating agency and noninvestment grade by another rating agency), the higher rating will be used for purposes of this requirement.

The fund may invest in securities issued by both U.S. and non-U.S. issuers, including issuers in emerging market countries. Up to 20% of the fund’s net assets can be invested in non-U.S. dollar-denominated holdings, and there is no limit on the fund’s investments in U.S. dollar-denominated securities of foreign issuers, including issuers of emerging markets. The fund may also gain exposure to currencies through derivative instruments without holding any bonds or other securities denominated in those particular currencies.

The fund may purchase securities of any maturity and there are no overall maturity restrictions for the portfolio. The fund’s weighted average maturity and duration will generally shift in response to current interest rates and expected interest rate changes.

The fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The fund would generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage securities on more preferable terms or to enhance returns, the fund may extend the settlement by entering into “dollar roll” transactions in which the fund sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date.

While most assets will typically be invested directly in bonds and other debt instruments, the fund also uses interest rate futures; interest rate swaps, credit default swaps, and currency swaps; forward currency exchange contracts; and options on any of those instruments to manage duration and tactically gain or limit exposure to certain areas of the markets. Interest rate futures are typically used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. Interest rate swaps are also used to adjust portfolio duration, credit default swaps are used to protect the value of certain portfolio holdings or to manage the fund’s overall exposure to changes in credit quality, and currency swaps are used to respond to changes in currency exchange rates. Forward currency exchange contracts are used to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies or to protect the fund’s foreign holdings from adverse currency movements relative to the U.S. dollar.

When deciding whether to adjust allocations among the various types of securities in which the fund may invest, the adviser weighs such factors as the outlook for inflation and the economy, expected interest rate movements, credit conditions, and the yield advantage that lower-rated bonds may offer over investment-grade bonds. When there is a large yield difference between the various quality levels and the outlook warrants, the fund may move down the credit scale and purchase lower-rated bonds with higher yields, such as junk bonds and emerging market bonds. When the difference is small or the outlook warrants, the fund may concentrate investments in higher-rated issues, such as Treasury securities.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, or to shift assets into and out of higher- or lower-yielding securities or certain sectors.

The Funds have identical fundamental investment policies, which are described below and in more detail in each Fund’s Statement of Additional Information dated July 20, 2020.

The post-Reorganization Fund (the “Combined Fund”) will continue to follow the Total Return Fund’s current investment program.

See “Comparison of Investment Objectives, Policies, and Restrictions.”

What are the Funds’ management arrangements?

The Funds are advised and managed by T. Rowe Price Associates, Inc. (“T. Rowe Price”), an SEC-registered investment adviser that, among others, sponsors and serves as adviser and subadviser to registered investment companies.

Oversight of the portfolio and specific decisions regarding the purchase and sale of fund investments are made by each Fund’s portfolio manager. Each Fund’s investment adviser has established an Investment Advisory Committee with respect to each Fund, whose chairman (or cochairmen) has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each Fund’s investment program.

The members of the Total Return Fund’s committee are as follows: Christopher P. Brown, Jr., Chairman, Stephen L. Bartolini, Jason A. Bauer, Brian J. Brennan, Oliver Gjoneski, Robert M. Larkins, Yongheon Lee, Kenneth A. Orchard, Saurabh Sud, and Christopher J. Temple. Mr. Brown has been chairman of the committee since the fund’s inception in 2016. He joined T. Rowe Price in 2005 and his investment experience dates from 2000. During the past five years, he has served as a portfolio manager (beginning in 2016), an associate portfolio manager, and portfolio investment strategist focusing on T. Rowe Price and its affiliates (the “Firm”) U.S. taxable bond strategies.

The members of the Institutional Fund’s committee are as follows: Brian J. Brennan, Chairman, Stephen L. Bartolini, Steve Boothe, Christopher P. Brown, Michael J. Conelius, Keir R. Joyce, Robert M. Larkins, Matthew Lawton, Samy B. Muaddi, Christopher J. Temple, and Susan G. Troll. Mr. Brennan has been chairman of the committee since the fund’s inception in 2004. He joined the Firm in 2000 and his investment experience dates from 1986. He has served as a portfolio manager with Firm throughout the past five years.

The Total Return Fund, once combined with the Institutional Fund, will continue to be managed by Mr. Brown, and the members of the combined fund’s committee will match those of the Total Return Fund.

The Statement of Additional Information of each Fund provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of the Funds’ shares.

Will the Reorganization result in higher fund expenses?

The Reorganization is not expected to result in higher net expenses. The net expense ratio takes into account the effect of any expense limitation agreement in place for a Fund. The Institutional Fund and the Acquiring Fund each pay T. Rowe Price a management fee that consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of T. Rowe Price, is calculated daily based on the combined net assets of all T. Rowe Price mutual funds (except the funds-of-funds, T. Rowe Price Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets. On September 1, 2020, the annual group fee rate was 0.29%. Each Fund’s individual fund fee, also applied to the Fund’s average daily net assets, is 0.08%. Based on the group fee rate and individual fund fee rate, each Fund’s overall management fee is 0.37%.

In addition to the management fee, each Fund pays its operating expenses, and the I Class of the Acquiring Fund pays its pro-rata portion of fund operating expenses and class-specific operating expenses.

Prior to September 1, 2020, the Institutional Fund paid the investment adviser an annual all-inclusive management fee of 0.40% based on its average daily net assets. The all-inclusive fee included investment management and other specified services and ordinary, recurring operating expenses. Under the new management fee arrangement, ordinary, recurring operating expenses are borne directly by the fund, and the fund’s new management fee includes investment management and other specified services.

In order to ensure that shareholders of the Institutional Fund will not pay more than payable under the previous all-inclusive fee, with respect to the Institutional Fund, T. Rowe Price has contractually agreed to indefinitely limit its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring, extraordinary expenses) that would cause the Fund’s ratio of expenses to average daily net assets to exceed 0.40%. The agreement may only be terminated with approval by the Institutional Fund’s shareholders. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price by the Institutional Fund whenever the Fund’s expense ratio is below 0.40% (excluding interest; expenses related to borrowing, taxes, and brokerage; and nonrecurring, extraordinary expenses). However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The Institutional Fund may only make repayments to T. Rowe Price if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) any expense limitation in place at the time such amounts were waived; or (2) any current expense limitation related to the class.

In order to ensure that the terms of the Funds’ investment management agreements are substantially similar, T. Rowe Price has entered into a substantially similar arrangement with respect to the Total Return Fund’s I Class. With respect to the Total Return Fund’s I Class, T. Rowe Price has contractually agreed to indefinitely limit its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring, extraordinary expenses) that would cause the I Class’ ratio of expenses to average daily net assets to exceed 0.40%. The agreement may only be terminated with approval by the I Class’ shareholders. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price by the fund or I Class whenever the I Class’ expense ratio is below 0.40% (excluding interest; expenses related to borrowing, taxes, and brokerage; and nonrecurring, extraordinary expenses). However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The Total Return Fund may only make repayments to T. Rowe Price if such repayment does not cause the I Class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) any expense limitation in place at the time such amounts were waived; or (2) any current expense limitation related to the I Class.

The I Class of the Acquiring Fund also has a separate contractual expense limitation agreement in place limiting its operating expenses. With respect to the I Class, T. Rowe Price has contractually agreed (through September 30, 2021) to pay the operating expenses of the Total Return Fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.02% of the class’ average daily net assets. The agreement may only be terminated at any time after September 30, 2021 with approval by the Total Return Fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price by the fund whenever the Total Return Fund’s I Class Operating Expenses are below 0.02%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

Fees and Expenses

The following table further describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses of the Funds set forth below are based on the fees and expenses for the fiscal year ended May 31, 2020 and the pro forma fees and expenses reflect the expected fees and expenses of the Combined Fund as of May 31, 2020, assuming the Reorganization takes place as proposed.

Fees and Expenses of the Institutional Core Plus and Total Return Funds

	Institutional Core Plus Fund		Total Return Fund—I Class		Pro Forma Combined
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.37%[a]		0.37%		0.37%

Other expenses	0.07	[a]	0.43	[a]	0.03

Acquired Fund Fees and Expenses	0.02		—		—
Total annual fund operating expenses	0.46	[a,b]	0.80	[a]	0.40

Fee waiver/expense reimbursement	(0.06)[a,c,d]		(0.41)	[a,d,e]	(0.01)	[d,e]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.40	[a,b,d]	0.39	[a,d,e]	0.39	[d,e]

a Restated to reflect current fees.

b The figures shown in the fee table do not match the “Ratios to average net assets” shown in the Financial Highlights table, as those figures do not include acquired fund fees and expenses and exclude expenses permanently waived as a result of investments in other T. Rowe Price Funds.

c T. Rowe Price Associates, Inc., is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price Funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price Funds. The T. Rowe Price Funds would be required to seek regulatory approval in order to terminate this arrangement.

d T. Rowe Price Associates, Inc., has contractually agreed to indefinitely limit its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring, extraordinary expenses) that would cause the fund’s ratio of expenses to average daily net assets to exceed 0.40%. The agreement may only be terminated with approval by the fund’s shareholders. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund or applicable class whenever the class’ expense ratio is below 0.40% (excluding interest; expenses related to borrowing, taxes, and brokerage; and nonrecurring, extraordinary expenses). However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) any expense limitation in place at the time such amounts were waived; or (2) any current expense limitation related to the class.

e T. Rowe Price Associates, Inc., has contractually agreed (through September 30, 2021) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.02% of the class’ average daily net assets. The agreement may be terminated at any time after September 30, 2021, with approval by the fund’s Board of Directors. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.02%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

Example This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Institutional Core Plus Fund	$41	$128	$224	$505
Total Return Fund—I Class	40	127	223	504
Pro Forma Combined	40	128	223	504

A discussion about the factors considered by the Board and its conclusions in approving the Funds’ investment management agreements appear in the Funds’ annual report to shareholders for the period ended May 31.

Do the Funds or T. Rowe Price make payments to broker-dealers and other financial intermediaries?

If you purchase shares of the Institutional Fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For more detailed information, please refer to Section 3 of each Fund’s prospectus, entitled “Information About Accounts in T. Rowe Price Funds.”

What are the Funds’ policies for purchasing, redeeming, exchanging, and pricing shares?

The Acquiring Fund—I Class and the Institutional Fund have substantially similar procedures for purchasing, redeeming, exchanging, and pricing shares. The I Class and the Institutional Fund both generally require a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum for the I Class generally is waived for retirement plans, financial intermediaries, and certain client accounts for which T. Rowe Price or its affiliates have discretionary investment authority (the Institutional Funds may waive the investment minimum for certain types of accounts held through a retirement plan, financial adviser, or other financial intermediary). Shares of the Funds may be redeemed at their respective net asset values; however, large redemptions can adversely affect a portfolio manager’s ability to implement a Fund’s investment strategy by causing the premature sale of securities. Therefore, the Funds reserve the right (without prior notice) to pay all or part of redemption proceeds with securities from the Fund’s portfolio rather than in cash (redemption in-kind). The Funds’ procedures for pricing their shares are identical. Fund share prices are based on a Fund’s net asset value and is calculated at the close of the New York Stock Exchange (normally 4 p.m. ET) each day the exchange is open for business. The Funds also use the same calculation methodology.

For more detailed information, please refer to Section 3 of each Fund’s prospectus, entitled “Information About Accounts in T. Rowe Price Funds.”

What are the Funds’ policies on dividends and distributions?

The Funds’ policies on dividends and distributions are identical. The Funds declare dividends daily and pay them on the first business day of each month. Each Fund has a policy of distributing, to the extent possible, all of its net investment income and realized capital gains to its respective shareholders. Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

What are the principal risks of the Funds?

The Funds are subject to substantially similar risks. However, the disclosure in each Fund’s current prospectus describing the risk factors varies slightly from the risk disclosure included below. Below are the risk factors to which the both Funds are exposed. These risks are not expected to materially change once the Funds are combined.

Fixed income markets Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Interest rates The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk.

Prepayments and extensions The fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Foreign investing Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Emerging markets Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Credit quality An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

Junk investing Investments in bonds that are rated below investment grade, commonly referred to as junk bonds, expose the fund to greater volatility and credit risk than investments in bonds that are rated investment-grade. Issuers of junk bonds are usually not as strong financially and are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. As a result, bonds rated below investment grade carry a higher risk of default and should be considered speculative.

Bank loans Investments in bank loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Derivatives The use of interest rate futures and forward currency exchange contracts exposes the fund to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments may lack liquidity and be difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund and, if not traded on an exchange, are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s principal use of derivatives involves the risk that anticipated changes in interest rates or currency values will not be accurately predicted, which could significantly harm the fund’s performance, and the risk that regulatory developments could negatively affect the fund’s investments in such instruments. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

TBAs and dollar rolls Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions are collateralized but they still involve the risk that a counterparty will fail to deliver the security, exposing the fund to potential losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Forward settling securities, such as TBAs, involve leverage because they magnify investment risks and can cause losses to be realized more quickly. In addition, the fund’s portfolio turnover rate and transaction costs are increased when the fund enters into dollar roll transactions.

Liquidity The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interest in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Convertible securities and preferred stocks Convertible securities and preferred stocks carry credit and interest rate risk, along with other risks associated with both equity and fixed income securities, and convertible securities may be called back by the issuer prior to maturity at a price that is disadvantageous to the fund.

Portfolio turnover High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared with a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyber-attacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

REASONS FOR THE REORGANIZATION

The Board of each Fund, including a majority of the independent directors, have unanimously determined that the Reorganization is in the best interests of the shareholders of each Fund and that the interests of shareholders of the Funds will not be diluted as a result of the Reorganization.

In considering whether to approve the Reorganization, the Boards reviewed the following matters and concluded that the Reorganization is in the best interest of the Funds for the reasons indicated below.

As explained in this Statement, the Institutional Fund and Acquiring Fund offer a relatively similar investment program. The Funds are in the same Lipper and Morningstar peer categories (Core Plus Bond and Intermediate Core Plus Bond, respectively), with substantially similar investment objectives and identical fundamental investment policies. While the funds are similar, there are slight differences in the principal investment strategies between the two funds, and the Acquiring Fund has less restrictive non-fundamental operating policies. The I Class of the Acquiring Fund is available at a lower net expense ratio than the Institutional Fund (including the effects of a contractual expense limitation agreement in place for each Fund). See “SUMMARY—Will the Reorganization result in higher fund expenses?”

In addition, as explained in this Statement, the Institutional Fund and the I Class are offered to institutional shareholders (and, with respect to the I Class, high net worth individuals) with generally at least a $1 million initial investment minimum and waivers of the minimum for similar types of accounts. The Boards and fund management believe that offering a single fund within this strategy to a wide variety of investors will allow all shareholders to take advantage of potential economies of scale and reduce inefficiencies that can result from offering two similar funds.

The Boards also considered the Funds’ performance. The average annual total returns of the Institutional Fund and the Total Return Fund—I Class for the periods ended December 31, 2019 are set forth in the following tables. The Funds’ performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results. Returns for other share classes of the Total Return Fund vary since they have different expenses. More information on the Funds’ performance can be found under the heading “How has each Fund performed?”

Institutional Core Plus Fund into Total Return Fund—I Class

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since I Class Inception	Inception Date
Institutional Core Plus Fund					11/30/2004
Returns before taxes	9.56%	3.48%	4.34	—
Returns after taxes on distributions	8.22	2.15	2.82	—
Returns after taxes on distributions and sale of fund shares	5.63	2.06	2.74	—
Total Return Fund—I Class					11/15/2016
Returns before taxes	10.09	—	—	4.79
Returns after taxes on distributions	7.85	—	—	3.10
Returns after taxes on distributions and sale of fund shares	6.01	—	—	2.94

The Acquiring Fund outperformed the Institutional Fund for the calendar year ended 2019 (with the exception of returns after taxes on distributions). Differences in Fund performance over the same period were primarily due to differences in fees and differences in positions as the Total Return Fund has more flexibility in pursuing its investment objective than the Institutional Fund.

The Boards also considered that the exchange of shares pursuant to the Reorganization is not expected to create any tax liabilities for shareholders as the exchange of shares will not be a taxable event. The cost basis and holding periods of shares in an Institutional Fund will carry over to the I Class shares that a shareholder will receive as a result of the Reorganization. The Boards noted, however, that the Reorganization will still have tax implications for shareholders in taxable accounts to the extent the Institutional Fund realizes gains before the Reorganization, because the Institutional Fund will need to distribute any net realized gains and taxable income before the Reorganization and these distributions will be taxable to shareholders.

In approving the Reorganization, the Board of the Institutional Fund also considered that Institutional Fund shareholders have the ability to redeem their shares at any time up to the date of the Reorganization without redemption or other fees.

The Boards considered that each of the Acquiring Fund’s service provider agreements, including, among others, their investment advisory, distribution, fund accounting, and custody agreements, will remain in place and will not be modified as a result of the Reorganization. The Boards further considered that the service providers to each Fund are identical, and that each of the Acquiring Fund’s service provider agreements are substantially similar to those currently in place for each Institutional Fund (with the exception of the differences between each Fund’s management fee, which is discussed under the heading “SUMMARY—Will the Reorganization result in higher fund expenses?”).

The Boards considered that the Combined Fund is expected to be managed by Christopher P. Brown, Jr., the current portfolio manager of the Acquiring Fund. No changes to the Acquiring Fund’s portfolio manager, investment advisory committee, or resources available to the Funds are expected as a result of the Reorganization.

The Institutional Fund and Acquiring Fund use identical pricing methodologies to value their respective assets. The assets of the Institutional Fund will be transferred to the Acquiring Fund at their fair market value, determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date. Shares of each Acquiring Fund equal in value to the assets will be received by each Institutional Fund in exchange. The expenses incurred to execute the Reorganization will be paid by the Funds and their shareholders since each Reorganization is expected to benefit the Funds. For these reasons, the Boards believe that each Fund and its shareholders will not be diluted as a result of the Reorganization.

Therefore, in consideration of these factors, the Boards concluded that the Reorganization is in the best interests of the shareholders of the Institutional Fund and the Acquiring Fund. T. Rowe Price and the Boards believe that shareholders’ interests will be better served over time by completing this transaction.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the terms and conditions of the Plan is qualified by reference to the Plan, which is included as Exhibit A to this Statement.

Plan of Reorganization

The Reorganization will be consummated on or about November 30, 2020, or such other date as is agreed to by the Institutional Fund and Acquiring Fund (“Closing Date”).

The parties to the Plan may postpone the Closing Date until a later date on which all of the conditions to the obligations of each party under the Plan are satisfied, provided that the Plan may be terminated by either party if the Closing Date does not occur on or before May 31, 2021. See “Conditions to Closing.”

On the Closing Date, the Institutional Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for I Class shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets so transferred as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (“Valuation Date”). The Acquiring Fund will assume or otherwise be responsible for any liabilities of the Institutional Fund existing on the Valuation Date. The number of I Class shares of the Acquiring Fund issued in the exchange will be determined by dividing the aggregate value of the assets of the Institutional Fund transferred (computed in accordance with the policies and procedures set forth in the current prospectus of the Acquiring Fund, subject to review and approval by the Institutional Fund) by the net asset value per share of the Acquiring Fund as of the close of regular trading on the Valuation Date. While it is not possible to determine the exact exchange ratio until the Valuation Date, due to, among other matters, market fluctuations and differences in the relative performance of the Institutional Fund and Acquiring Fund, if the Valuation Date had been August 31, 2020, shareholders of the Institutional Fund would have received 1.0388 shares of the Acquiring Fund for each of their Institutional Fund shares held.

The Institutional Fund will distribute, in liquidation of the Institutional Fund, pro rata to its shareholders of record as of the close of business on the Valuation Date, the full and fractional shares of the Acquiring Fund received in the exchange. The Institutional Fund will accomplish this distribution by transferring the Acquiring Fund shares then credited to the account of the Institutional Fund on the books of the Acquiring Fund to open accounts on the share records of I Class shares of the Acquiring Fund in the names of the Institutional Fund’s shareholders, and representing the respective pro-rata number of the I Class shares of the Acquiring Fund due to such shareholders. All issued and outstanding shares of the Institutional Fund will then be simultaneously canceled and redeemed.

The stock transfer books of the Institutional Fund will be permanently closed as of the close of business on the Valuation Date. The Institutional Fund will only accept redemption requests received prior to the close of regular trading on the New York Stock Exchange on the Valuation Date. Redemption requests received thereafter will be deemed to be requests for redemption of the Acquiring Fund shares to be distributed to Institutional Fund shareholders pursuant to the Plan.

Conditions to Closing

The obligation of the Institutional Fund to transfer its assets to the Acquiring Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the Acquiring Fund in all material respects of its agreements and undertakings under the Plan, receipt of certain documents from the Acquiring Fund and receipt of a tax opinion of counsel to the Acquiring Fund. The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions precedent, including performance by the Institutional Fund of its agreements and undertakings under the Plan, receipt of certain documents and financial statements from the Institutional Fund, and receipt of a tax opinion of counsel to the Institutional Fund.

The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by the Boards of the Funds. The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date. See “Other Matters” below.

Expenses of Reorganization

The estimated expenses related to the Reorganization are set forth under the heading, “Who will pay for the Reorganization?” These costs represent management’s estimate of professional services and fees, any costs related to printing, and mailing, the information statement, brokerage expenses and transaction costs (including taxes and stamps). The costs related to the Reorganization will be borne by the Funds since the Reorganization is expected to benefit shareholders. It is anticipated that substantially all of the Institutional Fund’s portfolio holdings will transfer to the Acquiring Fund as part of the Reorganization. Prior to the Reorganization, any derivatives positions (if applicable) will generally be closed out, and any holdings that are deemed worthless will be disposed of.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“IRC”, or “Code”), with no gain or loss recognized as a consequence of the Reorganization by the Acquiring Fund and Institutional Fund or their shareholders.

The consummation of the transaction contemplated under the Plan is conditioned upon receipt of an opinion from Willkie Farr & Gallagher LLP, counsel to both Funds, to the effect that, on the basis of certain representations of fact by officers of the Institutional Fund and the Acquiring Fund, the existing provisions of the IRC, current administrative rules and court decisions, for federal income tax purposes:

• No gain or loss will be recognized by the Acquiring Fund or the Institutional Fund or their shareholders as a result of the Reorganization.

• Shareholders of the Institutional Fund will carry over the cost basis and holding periods of their Institutional Fund shares to their new I Class shares of the Total Return Fund.

• The Acquiring Fund will assume the basis and holding periods of the Institutional Fund’s assets (other than certain assets, if any, subject to mark to market treatment under special tax rules).

To ensure that the transaction qualifies as a tax-free reorganization, it must meet certain requirements—the most important of which are that substantially all of the assets of the Institutional Fund are transferred and that the Acquiring Fund will maintain the historical business (as defined by the Internal Revenue Services (the “IRS”)) of the Institutional Fund. In the opinion of counsel and to the best knowledge of the Funds’ officers, the proposed transaction will comply with these and all other relevant requirements.

Other tax consequences to shareholders of the Institutional Fund are:

• Certain securities held by the Institutional Fund are expected to be sold prior to the transaction and not acquired by the Acquiring Fund. It is possible that any such sales will increase or decrease the expected distributions to shareholders of the Institutional Fund prior to the Reorganization. The exact amount of such sales and whether and to what extent they will result in taxable distributions to shareholders of the Institutional Fund will be influenced by a variety of factors and cannot be determined with certainty at this time.

• Since the cost basis of the Institutional Fund’s assets that are transferred will remain the same (other than certain assets, if any, subject to mark to market treatment under special tax rules), gains or losses on their subsequent sale by the Acquiring Fund will be shared with the shareholders of the Acquiring Fund. The potential shifting of tax consequences related to this is not expected to be significant.

• The Institutional Fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Any taxable dividends of the Institutional Fund available for distribution prior to the Reorganization will be distributed immediately prior to the Closing Date.

Based on the information available at the time of this Statement, it is anticipated that at the Closing Date, the Institutional Fund will not have any tax basis net realized capital losses. Any tax basis net realized capital losses of the Institutional Fund could be carried forward indefinitely to the Acquiring Fund, although there may be certain limitations under the Code as to the amount that could be used each year by the Combined Fund to offset future tax basis net realized capital gains. In addition, based on the information available at the time of this Statement, it is anticipated that any tax basis net capital losses of the Acquiring Fund at the Closing Date can be carried forward indefinitely without annual limitation as to the amount that can be used to offset future tax basis net realized capital gains of the Combined Fund. As of June 30, 2020, neither the Institutional Fund nor the Acquiring Fund has a capital loss carry forward.

The Institutional Core Plus Fund is expected to sell certain nontransferable securities prior to the Reorganization, which are expected to result in capital losses. Based on information as of June 30, 2020, T. Rowe Price estimates that these sales would result in a net capital loss position of approximately ($1,493,000) (or ($.04) per share). This amount does not take into account current year net realized capital gains (or losses). The Total Return Fund will, in turn, buy similar positions in the same securities prior to the Reorganization. These transactions will result in brokerage expenses. T. Rowe Price estimates that the brokerage commission and other transaction costs (including taxes and stamps, which are expected to be minimal) relating to the sale and purchase of these nontransferable securities will be approximately $2,200 for replicating the positions of the Institutional Fund in the Total Return Fund. In addition, the Institutional Fund will close out any derivatives positions (if applicable) and, although unlikely, sell any assets prior to the Reorganization that are deemed not acceptable to the Acquiring Fund or inconsistent with the Acquiring Fund’s investment program, which could result in additional brokerage expenses and may affect the amount of income and capital gains that are required to be distributed.

While the Institutional Fund is expected to realize capital losses from the international securities, it is anticipated that the Institutional Fund will have realized gains from other securities at the time of the Reorganization. As a result, it is anticipated that the Institutional Fund will distribute taxable income (including the realized gains) as a taxable dividend and taxable capital gains to shareholders prior to the Reorganization. The actual amount of capital gains (or losses) and brokerage commissions and other transaction costs resulting from the purchase and sale of any securities will differ from the amounts stated above due to changes in market conditions, portfolio composition, and market values at the time of sale. In addition, because the Acquiring Fund may have realized gains that are required to be distributed by the end of the year, Institutional Fund shareholders may, as shareholders of the Acquiring Fund, receive another taxable capital gain distribution in December (made by the Acquiring Fund) that they otherwise would not incur. In reporting tax information to their shareholders and the IRS, the Funds follow the IRS requirements.

Shareholders should recognize that an opinion of counsel is not binding on the IRS or on any court. The Funds do not expect to obtain a ruling from the IRS regarding the consequences of the Reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the Reorganization and was successful, neither of which is anticipated, the Reorganization would be treated as a taxable sale of assets of the Institutional Fund, followed by the taxable liquidation of the Institutional Fund.

Other Matters

To the extent permitted by law, the Boards of the Funds may amend the Plan without shareholder approval or may waive any default by the Institutional Fund or the Acquiring Fund or the failure to satisfy any of the conditions of their obligations, provided that no such amendment or waiver may be made if it would adversely affect shareholders of the Institutional Fund or the Acquiring Fund. The Plan may be terminated and the Reorganization abandoned at any time by action of the Boards. The Boards may, at their election, terminate the Plan in the event that a Reorganization has not closed on or before May 31, 2021.

Description of I Class Shares

Full and fractional I Class shares of the Acquiring Fund will be issued to shareholders of the Institutional Fund in accordance with the procedures under the Plan as previously described. The Acquiring Fund shares will be fully paid and nonassessable when issued, will have no preemptive or conversion rights, and will be transferrable on its books. Ownership of I Class shares of the Acquiring Fund by former shareholders of the Institutional Fund will be recorded electronically and the Acquiring Fund will issue a confirmation to such shareholders relating to those shares acquired as a result of the Reorganization.

The voting rights of the Institutional Fund and the Acquiring Fund are the same. As shareholders of the Acquiring Fund, former shareholders of the Institutional Fund will have the same voting rights with respect to the Acquiring Fund as they currently have with respect to the Institutional Fund. Neither the Institutional Fund nor the Acquiring Fund routinely hold meetings of shareholders. Both the Institutional Fund and the Acquiring Fund are organized as series of a Maryland corporation. To hold a shareholders’ meeting for a Maryland corporation, one-third of the corporation’s shares entitled to be voted must have been received by proxy or be present in person at the meeting.

Accounting Survivor and Performance Reporting

The Acquiring Fund will be the surviving fund for accounting, tax, and performance reporting purposes. The Acquiring Fund’s historical financial statements will be utilized for all financial reporting after the Reorganization and the performance of the Institutional Fund will no longer be used.

Capitalization

The following table shows the unaudited capitalization of the Institutional Fund and Acquiring Fund (as of each period indicated in the table), and on a pro forma basis as of that date giving effect to the proposed acquisition of fund assets. The actual net assets of the Institutional Fund and Acquiring Fund on the Valuation Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.

Fund	Net Assets (000s)*	Net Asset Value Per Share*	Shares Outstanding (000s)*

Institutional Core Plus Fund	$437,969	$11.01	39,772
Total Return Fund
Investor Class	115,397	10.60	10,890
I Class	9,664	10.60	911
Advisor Class	250	10.60	24

Pro Forma Adjustments**	(35)		1,544

Pro Forma Combined
Investor Class	115,397	10.60	10,890
I Class	447,598	10.60	42,227
Advisor Class	250	10.60	24

* Information is as of August 31, 2020.

** Pro forma adjustments to Net Assets include the estimated one-time fees and expenses and other costs associated with the securities transfer incurred by the funds in connection with the consummation of the Reorganization, including the estimated other fees and expenses described in “Expenses of Reorganization” under “Information About the Reorganization.” Pro forma adjustments to Shares Outstanding reflect the change in shares of the Institutional Fund upon conversion into the I Class of the Acquiring Fund, as described in “Plans of Reorganization” under “Information About the Reorganization.”

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about the financial history for the Institutional Fund and Acquiring Fund, are based on a single share outstanding throughout the periods shown.

The tables are part of each Fund’s financial statements, which are included in the Fund’s annual report. The tables are part of each Fund’s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP.

T. ROWE PRICE INSTITUTIONAL CORE PLUS FUND

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	Year Ended 5/31/20	5/31/19	5/31/18	5/31/17	5/31/16
NET ASSET VALUE
Beginning of period	$10.39	$10.08	$10.38	$10.42	$10.49

Investment activities
Net investment income(1)(2)	0.31	0.32	0.30	0.29	0.30
Net realized and unrealized gain/loss	0.28	0.32	(0.28)	(0.03)	(0.04)
Total from investment activities	0.59	0.64	0.02	0.26	0.26

Distributions
Net investment income	(0.31)	(0.33)	(0.32)	(0.30)	(0.31)
Net realized gain	–	–	–	–	(0.02)
Total distributions	(0.31)	(0.33)	(0.32)	(0.30)	(0.33)

NET ASSET VALUE End of period	$10.67	$10.39	$10.08	$10.38	$10.42

Ratios/Supplemental Data

Total return(2)(3)	5.70%	6.52%	0.18%	2.57%	2.58%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.40%	0.40%	0.40%	0.40%	0.40%
Net expenses after waivers/payments by Price Associates	0.39%	0.37%	0.35%	0.34%	0.35%
Net investment income	2.93%	3.21%	2.96%	2.79%	2.85%

Portfolio turnover rate	112.3%	95.3%	122.1%	104.3%	160.1%
Net assets, end of period (in thousands)	$442,722	$422,950	$396,100	$559,264	$490,071

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 5/31/20	5/31/19	5/31/18	11/15/16(1) Through 5/31/17
NET ASSET VALUE
Beginning of period	$10.14	$9.88	$10.11	$10.00

Investment activities
Net investment income(2)(3)	0.33	0.35	0.29	0.14
Net realized and unrealized gain/loss	0.26	0.29	(0.19)	0.12
Total from investment activities	0.59	0.64	0.10	0.26

Distributions
Net investment income	(0.34)	(0.35)	(0.29)	(0.15)
Net realized gain	(0.16)	(0.03)	(0.04)	–
Total distributions	(0.50)	(0.38)	(0.33)	(0.15)

NET ASSET VALUE End of period	$10.23	$10.14	$9.88	$10.11

T. ROWE PRICE TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 5/31/20	5/31/19	5/31/18	11/15/16(1) Through 5/31/17
Ratios/Supplemental Data

Total return(3)(4)	5.96%	6.65%	1.01%	2.63%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.92%	1.20%	1.48%	1.70	%(5)
Net expenses after waivers/payments by Price Associates	0.54%	0.53%	0.52%	0.45	%(5)
Net investment income	3.28%	3.54%	2.90%	2.67	%(5)

Portfolio turnover rate	613.0%	347.5%	356.7%	190.8%
Net assets, end of period (in thousands)	$97,873	$45,168	$36,840	$30,296

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5) Annualized

T. ROWE PRICE TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	Year Ended 5/31/20	5/31/19	5/31/18	11/15/16(1) Through 5/31/17
NET ASSET VALUE
Beginning of period	$10.14	$9.88	$10.11	$10.00

Investment activities
Net investment income(2)(3)	0.31	0.32	0.26	0.13
Net realized and unrealized gain/loss	0.25	0.29	(0.19)	0.11
Total from investment activities	0.56	0.61	0.07	0.24

Distributions
Net investment income	(0.31)	(0.32)	(0.26)	(0.13)
Net realized gain	(0.16)	(0.03)	(0.04)	–
Total distributions	(0.47)	(0.35)	(0.30)	(0.13)

NET ASSET VALUE End of period	$10.23	$10.14	$9.88	$10.11

T. ROWE PRICE TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	Year Ended 5/31/20	5/31/19	5/31/18	11/15/16(1) Through 5/31/17
Ratios/Supplemental Data

Total return(3)(4)	5.65%	6.33%	0.72%	2.43%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	1.38%	1.70%	2.05%	2.44	%(5)
Net expenses after waivers/payments by Price Associates	0.83%	0.82%	0.81%	0.81	%(5)
Net investment income	3.00%	3.24%	2.59%	2.44	%(5)

Portfolio turnover rate	613.0%	347.5%	356.7%	190.8%
Net assets, end of period (in thousands)	$396	$273	$247	$253

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5) Annualized

T. ROWE PRICE TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 5/31/20	5/31/19	5/31/18	11/15/16(1) Through 5/31/17
NET ASSET VALUE
Beginning of period	$10.14	$9.88	$10.11	$10.00

Investment activities
Net investment income(2)(3)	0.34	0.36	0.31	0.15
Net realized and unrealized gain/loss	0.28	0.29	(0.20)	0.11
Total from investment activities	0.62	0.65	0.11	0.26

Distributions
Net investment income	(0.36)	(0.36)	(0.30)	(0.15)
Net realized gain	(0.16)	(0.03)	(0.04)	–
Total distributions	(0.52)	(0.39)	(0.34)	(0.15)

NET ASSET VALUE End of period	$10.24	$10.14	$9.88	$10.11

T. ROWE PRICE TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 5/31/20	5/31/19	5/31/18	11/15/16(1) Through 5/31/17
Ratios/Supplemental Data

Total return(3)(4)	6.18%	6.76%	1.12%	2.65%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.81%	1.12%	1.40%	1.92	%(5)
Net expenses after waivers/payments by Price Associates	0.42%	0.42%	0.41%	0.41	%(5)
Net investment income	3.38%	3.65%	3.08%	2.84	%(5)

Portfolio turnover rate	613.0%	347.5%	356.7%	190.8%
Net assets, end of period (in thousands)	$8,894	$2,249	$1,822	$253

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5) Annualized

FINANCIAL STATEMENTS

The financial statements of the Funds included in each Fund’s annual report to shareholders are incorporated by reference into the SAI and have been audited by PricewaterhouseCoopers LLP. Copies of the reports are available by request as described above.

COMPARISON OF INVESTMENT OBJECTIVES,
POLICIES, AND RESTRICTIONS

The investment objectives, policies, and restrictions of the Funds are described in greater detail in their respective prospectuses. The investment objective is a fundamental policy and shareholder approval is required to substantially change it.

What are the Funds’ investment programs?

The key differences between the Funds’ principal investment strategies are as follows:

• The Institutional Fund invests at least 65% of its net assets (including any borrowings for investment purposes) in a “core” portfolio of investment grade, U.S. dollar-denominated fixed income securities. The Acquiring Fund does not have a similar requirement, although it also invests in a diversified portfolio of bonds and other debt instruments.

• The Acquiring Fund can invest up to 35% of its assets in non-investment grade bonds while the Institutional Fund has a limit of 30%.

• The Institutional Fund further restricts non-investment grade bonds by limiting non-investment grade bonds issued by Emerging Market countries to 10% and non-investment grade bonds issued by the U.S. and other developed markets to 20%. The Acquiring Fund does not have these constraints.

• Both funds are able to invest in convertible and preferred securities but the Institutional Fund limits these holdings to 10% of the fund’s assets while the Acquiring Fund does not have such a restriction.

• Under normal conditions, the Institutional Fund is expected to maintain an effective duration within +/-20% of its benchmark index. Although the Total Return Fund does not have any constraints on its duration, as a point of comparison, as of July 31, 2020, its effective duration was 5.64 years.

• The Institutional Fund seeks to maintain a weighted average credit rating of A- or better. The Acquiring Fund does not have a similar requirement.

The following tables show a comparison of the Funds' investment objectives and principal investment strategies.

Institutional Core Plus Fund	Total Return Fund
Institutional Core Plus Fund seeks to maximize total return through income and capital appreciation.	The fund seeks to maximize total return through income and, secondarily, capital appreciation.

The fund intends to invest at least 65% of its net assets (including any borrowings for investment purposes) in a “core” portfolio of investment grade, U.S. dollar-denominated fixed income securities that may include, but are not limited to, debt instruments issued by the U.S. government and its agencies, corporate bonds, and mortgage-backed and asset-backed securities. Normally, the fund will also maintain a “plus” portion of its portfolio in other sectors of the bond market, including high yield, non-U.S. dollar-denominated, and emerging market securities, to seek additional returns.

Under normal conditions, the fund expects to maintain an effective duration (which measures the portfolio’s price sensitivity to interest rate changes) within +/-20% of the Bloomberg Barclays U.S. Aggregate Bond Index. As of July 31, 2020, the effective duration of this index was 6.1 years; however, it will change over time.

Individual bond investments in the core portfolio will be rated investment grade, with a minimum credit quality of BBB- (or an equivalent rating). Ratings will be determined, at the time of purchase, by at least one credit rating agency or, if not so rated, a comparable rating by T. Rowe Price. If a security is split rated (i.e., at least one below investment-grade rating and at least one investment-grade rating), the higher rating will be used. The fund, in the aggregate, will seek to maintain a weighted average credit rating of A- or better, based on the weighted average credit quality of the fund’s portfolio securities.

The plus portion of the fund’s portfolio may consist of below investment-grade bonds, also known as “junk” bonds, issued by companies in the U.S. and other developed countries (not to exceed 20% of the fund’s net assets), below investment-grade emerging market debt instruments (not to exceed 10% of the fund’s net assets), non-U.S. dollar-denominated debt instruments (not to exceed 20% of the fund’s net assets), and convertible and preferred securities (not to exceed 10% of the fund’s net assets), as well as other investments. The fund may invest in currencies without holding any bonds or other

The fund invests in a diversified portfolio of bonds and other debt instruments. The fund has considerable flexibility in seeking strong returns and its portfolio is constructed with a goal of being able to respond to a wide variety of market conditions. The fund’s investments typically include, but are not limited to, debt instruments issued by the U.S. government and its agencies (such as U.S. Treasury securities), corporate bonds, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and various types of mortgage-backed and asset-backed securities.

The fund may invest up to 35% of its net assets in corporate bonds and other debt instruments that are rated noninvestment grade (below BBB, or an equivalent rating), commonly known as junk bonds or high yield bonds, by each of the rating agencies that have assigned a rating to the security or, if unrated, deemed by T. Rowe Price to be noninvestment grade. The fund may purchase securities of any credit rating, including distressed and defaulted securities. If a holding is split rated (i.e., rated investment grade by at least one rating agency and noninvestment grade by another rating agency), the higher rating will be used for purposes of this requirement.

The fund may invest in securities issued by both U.S. and non-U.S. issuers, including issuers in emerging market countries. Up to 20% of the fund’s net assets can be invested in non-U.S. dollar-denominated holdings, and there is no limit on the fund’s investments in U.S. dollar-denominated securities of foreign issuers, including issuers of emerging markets. The fund may also gain exposure to currencies through derivative instruments without holding any bonds or other securities denominated in those particular currencies.

The fund may purchase securities of any maturity and there are no overall maturity restrictions for the portfolio. The fund’s weighted average maturity and duration will generally shift in response to current interest rates and expected interest rate changes.

securities denominated in those particular currencies.

The fund may continue to hold an investment in its core portfolio that is downgraded to below investment grade after purchase. If such rating downgrades cause high yield exposure to exceed 20% of net assets or below investment-grade emerging market securities to exceed 10% of net assets, the fund will seek to reduce its exposure within a reasonable period of time.

The fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The fund would generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage securities on more preferable terms or to enhance returns, the fund may extend the settlement by entering into “dollar roll” transactions in which the fund sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date.

While most assets will typically be invested in bonds, the fund also uses interest rate futures and forward currency exchange contracts in keeping with the fund’s objective. Interest rate futures would typically be used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. Forward currency exchange contracts would be used to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies or to protect the fund’s foreign bond holdings from adverse currency movements relative to the U.S. dollar.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, or to shift assets into and out of higher- or lower-yielding securities or certain sectors.

The fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The fund will generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage securities on more preferable terms or to enhance returns, the fund may extend the settlement by entering into “dollar roll” transactions in which the fund sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date.

While most assets will typically be invested directly in bonds and other debt instruments, the fund also uses interest rate futures; interest rate swaps, credit default swaps, and currency swaps; forward currency exchange contracts; and options on any of those instruments to manage duration and tactically gain or limit exposure to certain areas of the markets. Interest rate futures are typically used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. Interest rate swaps are also used to adjust portfolio duration, credit default swaps are used to protect the value of certain portfolio holdings or to manage the fund’s overall exposure to changes in credit quality, and currency swaps are used to respond to changes in currency exchange rates. Forward currency exchange contracts are used to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies or to protect the fund’s foreign holdings from adverse currency movements relative to the U.S. dollar.

When deciding whether to adjust allocations among the various types of securities in which the fund may invest, the adviser weighs such factors as the outlook for inflation and the economy, expected interest rate movements, credit conditions, and the yield advantage that lower-rated bonds may offer over investment-grade bonds. When there is a large yield difference between the various quality levels and the outlook warrants, the fund may move down the credit scale and purchase lower-rated bonds with higher yields, such as junk bonds and emerging market bonds. When the difference is small or the outlook warrants, the fund may concentrate investments in higher-rated issues, such as Treasury securities.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, or to shift assets into and out of higher- or lower-yielding securities or certain sectors.

What are the Funds’ fundamental investment policies and restrictions?

The Funds have identical fundamental investment restrictions and policies, each of which is explained in the Statement of Additional Information. As fundamental policies, the Funds may not:

• Borrow money, except that the funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the funds’ investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the funds’ total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. The funds may borrow from banks, other mutual funds sponsored and managed by T. Rowe Price (“Price Funds”), or other persons to the extent permitted by applicable law;

• Purchase or sell commodities, except to the extent permitted by applicable law;

• Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds’ net assets would be invested in the securities of issuers having their principal business activities in the same industry;

• Make loans, although the funds may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the funds’ total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

• Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 5% of the value of the funds’ total assets would be invested in the securities of a single issuer, except for cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies;

• Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);

• Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

• Issue senior securities except in compliance with the 1940 Act; and

• Underwrite securities issued by other persons, except to the extent that the funds may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing their investment programs.

What are the principal risks of investing in the Funds?

The Funds are subject to substantially similar risks. However, the disclosure in each Fund’s current prospectus describing the risk factors varies slightly from the risk disclosure included below. Below are the risk factors to which both Funds are exposed. These risks are not expected to materially change once the Funds are combined.

Fixed income markets The market price of investments owned by the fund may go up or down, sometimes rapidly or unpredictably. The fund’s investments may decline in value due to factors affecting the overall fixed income markets, or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry, such as labor shortages, increased production costs, or competitive conditions. The fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises may lead to unexpected suspensions or closures of securities exchanges, travel restrictions or quarantines, and an extended adverse impact on global market conditions.

Interest rates The prices of bonds and other fixed income securities typically increase as interest rates fall and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Prices fall because the bonds and notes in the fund’s portfolio become less attractive to other investors when securities with higher yields become available. Generally, securities with longer maturities or durations and funds with longer weighted average maturities or durations have greater interest rate risk. As a result, in a rising interest rate environment, the net asset value of a fund with a longer weighted average maturity or duration typically decreases at a faster rate than the net asset value of a fund with a shorter weighted average maturity or duration. Interest rates have recently been near historically low levels. Extremely low or negative interest rates may increase the fund’s susceptibility to interest rate risk and reduce the fund’s yield. In addition, recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. As a result, rapid changes in interest rates may increase the fund’s overall exposure to interest rate risk.

Prepayments and extensions A fund investing in mortgage-backed securities, certain asset-backed securities, and other debt instruments that have embedded call options can be negatively impacted when interest rates fall because borrowers tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the fund’s total return and yield, and could result in a loss if bond prices fall below the level that the fund paid for them. A rise in interest rates or lack of refinancing opportunities can cause the fund’s average maturity to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities, asset-backed securities, and callable debt instruments. This would increase the fund’s sensitivity to rising rates and its potential for price declines.

Foreign investing The fund’s investments outside the U.S. are subject to special risks, whether the securities (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse local, political, social, and economic conditions overseas, greater volatility, lower liquidity, and the possibility that settlement practices and regulatory and accounting standards will differ from those of U.S. issuers. Foreign currencies could decline against the U.S. dollar, lowering the value of securities denominated in those currencies and possibly the fund’s share price. These risks are heightened for any investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Emerging markets Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. As a result, foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could present an inaccurate picture of a company’s finances. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. The fund’s performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, could cause fund share prices to decline.

Credit quality An issuer of a debt instrument held by the fund could default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income and share price. Credit risk is increased when portfolio holdings are downgraded or the perceived financial condition of an issuer deteriorates. Holdings with an investment-grade rating (AAA through BBB, or an equivalent rating) should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, holdings rated BBB (or an equivalent rating) are more susceptible to adverse economic conditions than other investment-grade holdings and may have speculative characteristics. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers.

Junk investing Junk investing subjects the fund to heightened credit risk. Issuers of junk bonds are not as strong financially as those with higher credit ratings, so the issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. As a result, below investment grade investments carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer.

Because the credit quality of the issuer is lower, such bonds are more sensitive to developments affecting the issuer’s underlying fundamentals, such as changes in financial condition or a particular country’s general economy. In addition, the entire below investment-grade bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by institutional investors, a high-profile default, or a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds should also anticipate it. Since mutual funds can be a major source of demand in certain junk bond markets, substantial cash flows into and out of these funds can affect junk bond prices. If, for example, a significant number of funds were to sell bonds to meet shareholder redemptions, both bond prices and funds’ share prices could fall more than underlying fundamentals might justify.

Any investments in distressed or defaulted securities subject the fund to even greater credit risk than investments in other below investment-grade investments. Investments in obligations of restructured, distressed, and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn lack liquidity or be speculative and be valued by the fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the fund to liability as a lender.

Bank loans Bank loans often have contractual restrictions on resale. These restrictions can delay or impede the fund’s ability to sell loans and may adversely affect the price that can be obtained. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of bank loans can vary significantly over time. For example, if the credit quality of a bank loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a bank loan can be more difficult and buying or selling a loan at an acceptable price may not be possible or may be delayed.

The terms of the bank loans held by the fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a bank loan can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The fund’s access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of loan the fund has purchased. For example, if the fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a bank loan may not be fully collateralized and can decline significantly in value.

Derivatives The use of interest rate futures and forward currency exchange contracts exposes the fund to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can experience reduced liquidity and become difficult to value, and any of these instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The use of these instruments involves the risks that anticipated interest rate movements, or anticipated changes in currency values and currency exchange rates, will not be accurately predicted. Any attempts at currency hedging could be unsuccessful and cause the fund to lose money. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

TBAs and dollar rolls TBA and dollar roll transactions present special risks to the fund. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the fund will still bear the risk of any decline in the value of the security to be delivered. TBAs and other forward settling securities involve leverage because they can provide investment exposure in an amount exceeding the fund’s initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. While dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities with different settlement dates, these transactions do not require the purchase and sale of identical securities so the characteristics of the security delivered to the fund may be less favorable than the security delivered to the dealer.

Liquidity The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interest in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the fund may not be able to sell a holding readily at a price that reflects what the fund believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing increased supply in the market.

Convertible securities Investments in convertible securities subject the fund to risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. A convertible security may be called back by the issuer prior to maturity, which could require conversion at a price that is disadvantageous to the fund. In addition, convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital.

Portfolio turnover Generally, the higher the portfolio turnover rate, the higher the overall transaction costs and the greater the potential impact on the fund’s total return. High portfolio turnover results in increased transaction costs to the fund, which may include dealer mark-ups, brokerage commissions, and other transaction costs related to the sale of holdings and reinvestment of the proceeds in other holdings. The fund’s portfolio turnover rate may vary from year to year due to fluctuations in the levels of shareholder purchase and redemption activity, shifts in market conditions or evaluations of industries or specific issuers, and/or changes in the portfolio manager’s overall investment outlook. Since bonds typically have a maturity date and will eventually require reinvestment, funds investing primarily in bonds tend to have higher portfolio turnover than funds investing primarily in stocks. For funds investing in shorter-term securities, mortgage-backed securities, and callable debt instruments, more frequent reinvestment of principal is typically required. Certain investment strategies, such as sector rotation and duration management, may necessitate more frequent trading, and the use of certain types of derivatives may significantly increase the fund’s portfolio turnover rate.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objectives.

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

ADDITIONAL INFORMATION ABOUT THE FUNDS

How has each Fund performed?

The following performance information provides some indication of the risks of investing in the Funds. The Funds’ performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar charts illustrate how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for each Fund or Class. Returns for other share classes of the Acquiring Fund vary since they have different expenses.

The fund’s return for the six months ended 6/30/20 was 3.54%.

The fund’s return for the six months ended 6/30/20 was 3.45%.

The following tables show the average annual total returns for the Fund or Class for the periods ended December 31, 2019. Each table also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the Fund.

In addition, the tables show hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns for the Acquiring Fund are shown only for the I Class and will differ for other share classes of the Acquiring Fund.

Institutional Core Plus Fund into Total Return Fund—I Class

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since I Class Inception		Inception Date
Institutional Core Plus Fund						11/30/2004
Returns before taxes	9.56%	3.48%	4.34	—
Returns after taxes on distributions	8.22	2.15	2.82	—
Returns after taxes on distributions and sale of fund shares	5.63	2.06	2.74	—
Total Return Fund—I Class						11/15/2016
Returns before taxes	10.09	—	—	4.79
Returns after taxes on distributions	7.85	—	—	3.10
Returns after taxes on distributions and sale of fund shares	6.01	—	—	2.94
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)
	8.72	3.05	3.75	3.75
Lipper Core Plus Bond Funds Average
	9.30	3.19	4.32	4.19	[a]
Lipper Core Plus Bond Funds Index
	9.33	3.37	4.49	4.20

a Return since 11/30/16.

Updated performance information is available through troweprice.com.

The Acquiring Fund outperformed the Institutional Fund for the calendar year ended 2019 (with the exception of returns after taxes on distributions). This is due to differences in the Funds’ holdings as the Acquiring Fund has more flexibility in pursuing its investment objective.

Who are the principal holders of the Fund’s shares?

The following table provides the shareholders of record that owned more than 5% of the Fund’s/class’s outstanding shares as of August 31, 2020.

FUND	SHAREHOLDER	# OF SHARES	%
INSTITUTIONAL CORE PLUS FUND	BAND & CO C/O US BANK NA	3,773,186	9.94
	1555 N RIVERCENTER DR STE 302
	MILWAUKEE WI 53212-3958

	JEANETTE STUMP &	4,163,441	10.97
	JAMES CARNEY & HOWARD KLINE TRS
	SPECIAL METALS CORPORATION RETIREE
	BENEFIT TRUST
	60 BLVD OF THE ALLIES FL 5
	PITTSBURGH PA 15222-1209

	NATIONAL FINANCIAL SERVICES	7,405,727	19.51
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	499 WASHINGTON BLVD FL 5
	JERSEY CITY NJ 07310-2010

	SAXON & CO	2,458,517	6.48
	P O BOX 94597
	CLEVELAND OH 44101-4597

	SAXON & CO	2,071,040	5.46

	SEI PRIVATE TRUST COMPANY	3,861,395	10.17
	C/O TRUIST
	FBO THE CHURCH FOUNDATION
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989
TOTAL RETURN FUND	T ROWE PRICE ASSOCIATES	2,450,000	22.47
	ATTN FINANCIAL REPORTING DEPT
	100 EAST PRATT ST
	BALTIMORE MD 21202-1009

FUND	SHAREHOLDER	# OF SHARES	%
TOTAL RETURN FUND—I CLASS	ANDREW C MC CORMICK	113,090	12.41
	LYN R. MC CORMICK JT TEN

	CHARLES SCHWAB & CO INC	266,467	29.24(a)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	211 MAIN STREET
	SAN FRANCISCO CA 94105-1905

	T ROWE PRICE TRUST CO	100,653	11.05
	CUST FOR THE ROLLOVER IRA OF
	TERRY L ALBERTSON

	TD AMERITRADE INC FBO	161,308	17.70
	OUR CUSTOMERS
	P O BOX 2226
	OMAHA NE 68103-2226

	TRUSTEES OF T ROWE PRICE	269,064	29.53(a)
	U.S. RETIREMENT PROGRAM
	ATTN FINANCIAL REPORTING DEPT
	P O BOX 89000
	BALTIMORE MD 21289-0001
TOTAL RETURN FUND—ADVISOR	PERSHING LLC	11,749	49.72(a)
CLASS	1 PERSHING PLZ
	JERSEY CITY NJ 07399-0002
		9,930	42.02(a)
	T ROWE PRICE ASSOCIATES
	ATTN FINANCIAL REPORTING DEPT

	WELLS FARGO CLEARING SERVICES LLC	1,954	8.27
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

(a)	At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters affecting a fund or one of its classes that are submitted to shareholders for vote.

As of August 31, 2020, the executive officers and directors of the Fund, as a group, beneficially owned, directly or indirectly, less than 1% of its outstanding shares of each Fund.

Who are each Fund’s transfer agent and custodians?

T. Rowe Price Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as the transfer agent and dividend disbursing agent for the Funds. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, or, in the case of securities maintained outside of the United States, JPMorgan Chase Bank, London, Woolgate House, Coleman Street, London, EC2P 2HD, England, are the custodians for the Funds.

Are the Funds required to hold annual meetings?

Under Maryland law, the Funds are not required to hold annual meetings. The Boards of the Funds have determined that the Funds will take advantage of this Maryland law provision to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meetings of shareholders shall be held in any year in which a meeting is not otherwise required to be held under the 1940 Act or Maryland law, unless the Boards determine otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by a Fund’s Board.

Who pays for the costs involved with the Reorganization?

The expenses incurred to execute the Reorganization, including all direct and indirect expenses, will be paid by the Funds and their shareholders since each Reorganization is expected to benefit the Funds. The total estimated expenses associated with the Reorganization are $34,500, which includes costs associated with professional expenses (including legal and auditing fees), and transaction costs, including estimated brokerage commissions (which are estimated to be $2,200).The sale of any assets that are not acceptable to the Acquiring Fund will result in additional brokerage expenses.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed upon by Willkie Farr & Gallagher LLP, counsel to the Funds, and certain legal matters concerning the issuance of shares of the Fund will be passed upon by counsel to T. Rowe Price, which serves as sponsor and investment adviser of the Funds.

Exhibit A

Form of AGREEMENT AND PLAN OF REORGANIZATION

Agreement and Plan of Reorganization

 THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made this XX day of XXXX, 2020, by and between (i) T. Rowe Price Institutional Income Funds, Inc., a corporation organized and existing under the laws of Maryland on behalf of its series, T. Rowe Price Institutional Core Plus Fund (“Acquired Fund”), and (ii) T. Rowe Price Total Return Fund, Inc., a corporation organized and existing under the laws of Maryland on behalf of its series, T. Rowe Price Total Return Fund (“Acquiring Fund”) and the Acquiring Fund’s I Class. All references in this Agreement to the Acquiring Fund and the Acquired Fund are, as applicable, to the T. Rowe Price Total Return Fund (including each of its classes) and the T. Rowe Price Institutional Core Plus Fund, respectively, as if this Agreement were executed solely by each such fund.

W I T N E S S E T H:

 The Acquiring Fund and the Acquired Fund are each series of an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”). The Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest. The Acquiring Fund and the Acquired Fund have agreed to combine through the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of the T. Rowe Price Total Return Fund—I Class (par value $0.0001 per share) of the Acquiring Fund (“Acquiring Fund Shares”) and the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. The Acquiring Fund wishes to enter into a definitive agreement setting forth the terms and conditions of the foregoing transactions as a “plan of reorganization” and “liquidation” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”).

 NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. Assets and Liabilities to be Transferred

 A. Reorganization. Prior to the close of regular trading on the New York Stock Exchange (“Exchange”) on the Closing Date (as hereinafter defined), all the assets and liabilities of the Acquired Fund, net of appropriate reserves and those assets and liabilities described in paragraph 1.C. below, shall be delivered as provided in paragraph 2.C. to State Street Bank Corporation, custodian of the Acquiring Fund’s assets (“Custodian”), or, in the case of securities maintained outside of the United States, JPMorgan Chase Bank, London (“Foreign Custodian”), if applicable, in exchange for and against delivery by the Acquiring Fund to the Acquired Fund on the Closing Date of a number of Acquiring Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund so transferred, assigned and delivered, all determined and adjusted as provided in paragraph 1.B. below. Notwithstanding the foregoing, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets of the Acquired Fund and at least 70% of the fair market value of the gross assets of the Acquired Fund as described on the “Valuation Date” (hereinafter defined).

 B. Valuation. The net asset value of shares of the Acquiring Fund and the value of the assets of the Acquired Fund to be transferred shall, in each case, be computed as of the close of regular trading on the Exchange on the Valuation Date (as hereinafter defined). The net asset value of the Acquiring Fund Shares shall be computed in the manner set forth in the Acquiring Fund’s current prospectus and statement of additional information under the Securities Act of 1933 (“1933 Act”) and the 1940 Act. The value of the assets of the Acquired Fund to be transferred shall be computed by the Acquiring Fund in accordance with the policies and procedures of the Acquiring Fund as described in the Acquiring Fund’s current prospectus and statement of additional information under the 1933 Act and the 1940 Act, subject to review and approval by the Acquired Fund and to such adjustments, if any, agreed to by the parties.

 C. Excludable Assets and Liabilities. The property and assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, copies of all books and records belonging to the Acquired Fund (including all books and records required to be maintained under the 1940 Act), any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and all interests, rights, privileges and powers, other than the Acquired Fund’s rights under this Agreement on the Valuation Date as defined in paragraph 2.B, excluding the estimated costs of extinguishing any Excluded Liability (as defined below) and cash in an amount necessary to pay any dividends pursuant to sub-paragraph 10.E (collectively, “Assets”). The Assets of the Acquired Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on the Statement of Assets and Liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period, except for the Acquired Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, “Liabilities”). If prior to the

Closing Date, the Acquiring Fund identifies a Liability that the Acquiring Fund and the Acquired Fund mutually agree should not be assumed by the Acquiring Fund, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquired Fund and the Acquiring Fund at the Closing (the “Excluded Liabilities”).

2. Definitions

 A. Closing and Closing Date. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the “Closing”) shall be conducted at the offices of the Acquiring Fund in Baltimore, Maryland, beginning at 8:00 a.m., eastern time, on November 30, 2020, or at such other place or on such later business day as may be agreed upon by the parties. In the event that on the Valuation Date (i) the Exchange is closed or trading thereon is restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the Acquired Fund assets or the net asset value of the Acquiring Fund Shares is impractical, the Closing shall be postponed until the first business day after the first business day when trading on the Exchange or elsewhere shall have been fully resumed and reporting thereon shall have been restored, or such other business day as soon thereafter as may be agreed upon by the parties. The date on which the Closing actually occurs is herein referred to as the “Closing Date.”

 B. Valuation Date. The business day next preceding the Closing Date shall be the “Valuation Date.” The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Valuation Date. The Acquired Fund shall only accept redemption requests received by it in proper form prior to the close of regular trading on the Exchange on the Valuation Date. Redemption requests received thereafter shall be deemed to be redemption requests for Acquiring Fund shares to be distributed to Acquired Fund shareholders pursuant to the Plan (assuming that the transactions contemplated by this Agreement have been consummated).

 C. Delivery. Portfolio securities shall be delivered by the Acquired Fund to the Custodian or the Foreign Custodian, to be held until the Closing for the account of the Acquired Fund, no later than three (3) business days preceding the Closing (“Delivery Date”), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash of the Acquired Fund shall be delivered by the Acquired Fund on the Closing Date and shall be in the form of currency or wire transfer in federal funds, payable to the order of the Custodian or the Foreign Custodian. A confirmation for the Acquiring Fund Shares, credited to the account of the Acquired Fund and registered in the name of the Acquired Fund, shall be delivered by the Acquiring Fund to the Acquired Fund at the Closing.

3. Failure to Deliver Securities. If, on the Delivery Date, the Acquired Fund is unable to make delivery under paragraph 2.C. to the Custodian or the Foreign

Custodian of any of the portfolio securities of the Acquired Fund, the Acquiring Fund may waive the delivery requirements of paragraph 2.C. with respect to said undelivered securities, if the Acquired Fund has delivered to the Custodian or the Foreign Custodian by or on the Delivery Date and, with respect to said undelivered securities, such documents in the form of executed copies of an agreement of assignment and escrow agreement and due bills and the like as may be required by the Acquiring Fund or the Custodian or the Foreign Custodian, including brokers’ confirmation slips.

4. Post-Closing Distribution and Liquidation of the Acquired Fund. As soon as practicable after the Closing, the Acquired Fund shall distribute all of the remaining assets thereof to the shareholders of the Acquired Fund. At, or as soon as may be practicable following the Closing Date, the Acquired Fund shall for federal income tax purposes be liquidated and distribute the Acquiring Fund Shares received hereunder by instructing the Acquiring Fund that the pro-rata interest (in full and fractional Acquiring Fund Shares) of each of the holders of record of shares of the Acquired Fund as of the close of business on the Valuation Date as certified by the Acquired Fund’s transfer agent (“Acquired Fund Record Holders”) be registered on the books of the T. Rowe Price Total Return Fund—I Class in the names of each of the Acquired Fund Record Holders. The Acquiring Fund agrees to comply promptly with said instruction. All issued and outstanding shares of the Acquired Fund shall thereupon be redeemed for no value and canceled on the books of the Acquired Fund. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety, or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper, and correct. The Acquiring Fund shall record on its books the ownership of Acquiring Fund Shares by Acquired Fund Record Holders. No redemption or repurchase of any Acquiring Fund Shares credited to Acquired Fund Record Holders in respect of the Acquired Fund Shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to the Custodian for cancellation. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the name of the Acquired Fund Record Holder on the books of the Acquiring Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5. Acquired Fund Securities. The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s portfolio investments as of the date of execution of this Agreement. The Acquired Fund may sell any of these investments and will confer with the Acquiring Fund with respect to investments for the Acquired Fund. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund’s investment objectives, policies, and restrictions and a list of the investments, if any, on the list referred to in the first sentence of this paragraph 5 that do not conform to such objectives, policies, and restrictions. In the event that the Acquired Fund holds any investments that the Acquiring Fund may not hold, the Acquired Fund will, consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of such investments prior to the Closing Date, provided, however, that in no event will the Acquired Fund be required to dispose of assets to an extent which would cause less than 50% of the historical business assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement or to take any action that is inconsistent with paragraph 8.M. below. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain any investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Acquired Fund will, if requested by the Acquiring Fund, in a manner consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of an amount of such investments sufficient to avoid violating such limitations as of the Closing Date. On the Delivery Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the securities then owned by the Acquired Fund (“Securities List”), which shall be prepared in accordance with the requirements of the Code and the regulations promulgated thereunder for specific identification tax lot accounting and which shall clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security transferred to the Acquiring Fund. The records from which the Securities List will be prepared shall be made available by the Acquired Fund prior to the Closing Date for inspection by the Acquiring Fund’s treasurer or his designee or the auditors of the Acquiring Fund upon reasonable request.

6. Expenses. The Acquiring Fund and the Acquired Fund shall each be responsible for its own expenses (including legal, audit, printing and mailing, brokerage commissions and other transaction costs, taxes, and nonrecurring extraordinary items) incurred in connection with the carrying-out of this Agreement.

7. Legal Opinions.

 A. Opinion of Acquired Fund Counsel. At the Closing, the Acquired Fund shall furnish the Acquiring Fund with such written opinions (including opinions as to certain federal income tax matters) of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquiring Fund. The requirement to obtain this opinion may not be waived.

 B. Opinion of Acquiring Fund Counsel. At the Closing, the Acquiring Fund shall furnish the Acquired Fund with a written opinion of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquired Fund.

8. Acquired Fund Representations, Warranties, and Covenants. The Acquired Fund hereby represents and warrants to the Acquiring Fund, and covenants and agrees with the Acquiring Fund:

 A. that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquired Fund as of May 31, 2020, and for the year then ended heretofore delivered to the Acquiring Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquired Fund as of said date and for the period covered thereby;

 B. that the Acquired Fund will furnish to the Acquiring Fund an unaudited statement of assets and liabilities, including the schedule of portfolio investments (or a statement of net assets in lieu of a statement of assets and liabilities and a schedule of portfolio investments), and the related statement of operations and statement of changes in net assets of the Acquired Fund for the period commencing on the date following the date specified in paragraph 8.A. above and ending on November 30, 2020. These financial statements will be prepared in accordance with generally accepted accounting principles and will reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, will present fairly the financial position and results of operations of the Acquired Fund as of the dates of such statements and for the periods covered thereby;

 C. that there are no legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, overtly threatened against the Acquired Fund which would individually or in the aggregate materially affect the financial condition of the Acquired Fund or the Acquiring Fund’s ability to consummate the transactions contemplated hereby;

 D. that the execution and delivery of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of the Acquired Fund by vote taken at a meeting of the Board of Directors of the Acquired Fund duly called and held on July 30, 2020, and that approval by the Acquired Fund’s shareholders of this Agreement or the consummation of the transactions contemplated herein is not required under applicable Maryland and federal law;

 E. that from the date of this Agreement through the Closing Date, there shall not have been:

  (1) any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund (other than changes in the ordinary course of its business or relating to the transactions contemplated by this Agreement, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had a material adverse effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquired Fund referred to in paragraphs 8.A. and 8.B. above;

  (2) any loss (whether or not covered by insurance) suffered by the Acquired Fund materially and adversely affecting the assets of the Acquired Fund, other than depreciation of securities;

  (3) issued any option to purchase or other right to acquire stock of the Acquired Fund of any class granted by the Acquired Fund to any person (excluding sales in the ordinary course and a dividend reinvestment program);

  (4) any indebtedness incurred by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund, except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

  (5) any amendment to the Articles of Incorporation or By-Laws of the Acquired Fund except to effectuate the transactions contemplated hereunder or otherwise as disclosed in writing to the Acquiring Fund; or

  (6) any grant or imposition of any lien, claim, charge, or encumbrance upon any asset of the Acquired Fund except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

 F. that there are no material contracts outstanding to which the Acquired Fund is bound other than as disclosed to the Acquiring Fund;

 G. that the Acquired Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return other than with respect to all such matters which are not material individually or in the aggregate;

 H. that, as promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Acquired Fund for federal income tax purposes;

 I. that on the Closing Date the Acquired Fund will have good and marketable title to the assets of the Acquired Fund to be conveyed hereunder, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities whatsoever, and full right, power, and authority to sell, assign, transfer, and deliver such assets and shall deliver such assets to the Acquiring Fund as set forth in paragraph 1.A. hereof. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities, except as to adverse claims of which the Acquiring Fund has notice at or prior to the time of delivery. Except as set forth on the Securities List, none of the securities comprising the assets of the Acquired Fund will be “restricted securities” under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (“Commission”) thereunder;

 J. that the Information Statement/Prospectus (hereinafter defined) at the time of delivery by the Acquired Fund to all shareholders of record on September 25, 2020, to notify shareholders of this transaction, on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, will conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquiring Fund to the Acquired Fund;

 K. that the Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of its Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound and that this Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

 L. that the Acquired Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a) of the Code; and

 M. that the Acquired Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end company.

9. Acquiring Fund Representations, Warranties, and Covenants. The Acquiring Fund hereby represents and warrants to the Acquired Fund, and covenants and agrees with the Acquired Fund:

 A. that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquiring Fund as of May 31, 2020, and for the year then ended heretofore delivered to the Acquired Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquiring Fund as of said date and for the period covered thereby;

 B. that there are no legal, administrative, or other proceedings pending or, to its knowledge, overtly threatened against the Acquiring Fund which would individually or in the aggregate materially affect the financial condition of the Acquiring Fund’s ability to consummate the transactions contemplated hereby;

 C. that the execution and delivery of this Agreement by the Acquiring Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of the Acquiring Fund by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on July 30, 2020, and that approval by the Acquiring Fund’s shareholders of this Agreement or the consummation of the transactions contemplated herein is not required under applicable Maryland and federal law;

 D. that from the date of this Agreement through the Closing Date, there shall not have been any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had an adverse material effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquiring Fund referred to in paragraph 9.A. and 9.B. above;

 E. that the Acquiring Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end diversified company;

 F. that the shares of the Acquiring Fund to be issued pursuant to paragraph 1.A. will be duly registered under the 1933 Act by the Registration Statement (hereinafter defined) in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

 G. that the Acquiring Fund Shares are duly authorized and validly issued and are fully paid, nonassessable, and free of any preemptive rights and conform in all material respects to the description thereof contained in the Information

Statement/Prospectus as in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

 H. that the Acquiring Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of the Acquiring Fund’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound, and that this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

 I. that the Acquiring Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a) of the Code;

 J. that the Acquiring Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state, and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return, other than with respect to all such matters those which are not material individually or in the aggregate;

 K. that the Information Statement/Prospectus at the time of delivery by the Acquired Fund to its shareholders to inform shareholders of this transaction, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, and the Registration Statement on the effective date thereof, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, will conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquired Fund to the Acquiring Fund; and

 L. the current prospectus and statement of additional information of the Acquiring Fund (copies of which are available) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

10. Certain Conditions.

 Unless waived by the parties in writing in their sole discretion, all obligations of the parties hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

 A. Registration Statement and Information Statement/Prospectus. The Acquiring Fund will file a registration statement on Form N-14 with the Commission under the 1933 Act in order to register the Acquiring Fund Shares to be issued hereunder. Such registration statement in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such registration statement as amended, is referred to herein as the “Registration Statement.” The Acquired Fund will file a preliminary Information Statement with the Commission under the 1940 Act and the 1933 Act, relating to this Agreement and the transactions herein contemplated, in the form of a combined Information Statement and prospectus and related statement of additional information included in the Registration Statement. The combined Information Statement and prospectus and related statement of additional information that is first filed pursuant to Rule 497(b) under the 1933 Act is referred to herein as the “Information Statement/Prospectus.” The Acquiring Fund and the Acquired Fund each will exert reasonable efforts to cause the Registration Statement to become effective under the 1933 Act as soon as practical and agree to cooperate in such efforts. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Information Statement/Prospectus to be delivered to the shareholders of the Acquired Fund, in sufficient time to comply with requirements as to notice thereof, the Information Statement/Prospectus, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.

 B. Pending or Threatened Proceedings. On the Closing Date, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

 C. Appropriate Articles. The Acquired Fund shall execute and cause to be filed with the Maryland State Department of Assessments and Taxation, such articles of transfer, articles supplementary or other documents, as necessary to eliminate designation of the Acquired Fund, as appropriate.

 D. Declaration of Dividend. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund shareholders all of the investment company taxable income and realized capital gain for all taxable periods of the Acquired Fund which are required to be distributed to avoid federal income or excise tax applicable to regulated investment companies.

 E. State Securities Laws. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

 F. Performance of Covenants. Each party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Date and the Closing Date.

 G. Representations and Warranties. The representations and warranties of each party set forth in this Agreement will be true and correct on the Closing Date, and each party shall deliver to the other a certificate of a duly authorized officer of such party to that effect.

11. Notices. All notices, requests, instructions, and demands in the course of the transactions herein contemplated shall be in writing addressed to the respective parties as follows and shall be deemed given: (i) on the next day if sent by prepaid overnight courier and (ii) on the same day if given by hand delivery or telecopy.

 If to the Acquiring Fund or Acquired Fund:

 David Oestreicher, Esquire
 T. Rowe Price Associates, Inc.
 100 East Pratt Street
 Baltimore, Maryland 21202
 Fax Number (410) 345-6575

 with a copy to:

 Margery K. Neale, Esquire
 Willkie Farr & Gallagher LLP
 787 Seventh Avenue
 New York, New York 10019
 Fax Number (212) 728-9138

or to such other address as the parties from time to time may designate by written notice to all other parties hereto.

12. Termination and Postponement.

 A. This Agreement may be terminated or postponed by the Acquiring Fund or the Acquired Fund at any time, upon the giving of written notice to the other,

if the conditions specified in paragraphs 8., 9., and 10. have not been performed or do not exist on or before May 31, 2021 or to the extent permitted by law.

 B. In the event of termination of this Agreement pursuant to paragraph 12.A. of this Agreement, neither party (nor its officers, or directors) shall have any liability to the other.

13. Exhibits. All Exhibits shall be considered as part of this Agreement.

14. Miscellaneous. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland. The Acquired Fund and the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Acquired Fund and the Acquiring Fund agree that no party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three years thereafter. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders.

15. Amendments. The Acquired Fund and the Acquiring Fund by mutual consent of their Boards of Directors or authorized committees or officers may amend this Agreement in such manner as may be agreed upon.

16. Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17. Liability.

 A. The Acquired Fund and the Acquiring Fund acknowledge and agree that all obligations of the Acquired Fund under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Acquired Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

 B. The Acquiring Fund and the Acquired Fund acknowledge and agree that all obligations of the Acquiring Fund under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and by their officers thereunto duly authorized, as of the day and year first above written.

WITNESS:	T. ROWE PRICE TOTAL RETURN FUND, INC., on behalf of the T. Rowe Price Total Return Fund
__________________________ Shannon Hofher Rauser	_____________________ (SEAL) Fran Pollack-Matz Title: Vice President and Secretary

WITNESS:	T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC., on behalf of the T. Rowe Price Institutional Core Plus Fund
_________________________ Shannon Hofher Rauser	_____________________ (SEAL) David Oestreicher Title: Director, Principal Executive Officer, and Executive Vice President

T. ROWE PRICE INSTITUTIONAL CORE PLUS FUND

T. ROWE PRICE TOTAL RETURN FUND

PART B
STATEMENT OF ADDITIONAL INFORMATION

September 25, 2020

This Statement of Additional Information (“SAI”) relates to the proposed transaction (the “Reorganization”) pursuant to which the T. Rowe Price Institutional Core Plus Fund (the “Institutional Fund”) will be reorganized into the T. Rowe Price Total Return Fund (the “Acquiring Fund” and together with the Institutional Fund, the “Funds”). Both funds are managed by T. Rowe Price Associates, Inc. (“T. Rowe Price”).

This SAI sets forth information that may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Information Statement and Prospectus, dated September 25, 2020, of the Funds. As described in the Combined Information Statement and Prospectus, the Reorganization would involve the transfer of substantially all the assets and liabilities of the Institutional Fund in exchange for I Class shares of the Acquiring Fund. The Institutional Fund would distribute the I Class shares of the Acquiring Fund it receives to its shareholders, and the Institutional Fund’s outstanding shares would be redeemed, in complete liquidation of the Institutional Fund.

This SAI is not a prospectus and should be read in conjunction with the Combined Information Statement and Prospectus. This SAI and the Combined Information Statement and Prospectus have been filed with the Securities and Exchange Commission. Copies of the Combined Information Statement and Prospectus are available upon request and without charge by writing to the Acquiring Funds at 100 East Pratt Street, Baltimore, Maryland 21202, or by calling 1-800-541-5910.

The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the prospectuses and Statement of Additional Information of the Institutional Fund and Acquiring Fund, other material incorporated by reference and other information regarding the Institutional Fund and Acquiring Fund.

TABLE OF CONTENTS

I. Additional Information About the Institutional Fund and
the Acquiring Fund	63

II. Pro Forma Financial Information	63
III. Documents Incorporated by Reference	68

I. ADDITIONAL INFORMATION ABOUT THE
INSTITUTIONAL FUND AND THE ACQUIRING FUND

The Statement of Additional Information for the Funds, dated July 20, 2020, as filed with the Securities and Exchange Commission on July 20, 2020, is incorporated by reference.

The Statement of Additional Information for the Funds is available without charge through troweprice.com or by calling 1-800-541-5910.

II. PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information set forth below, as of the year end May 31, 2020, is intended to present financial information as if the acquisition of T. Rowe Price Institutional Core Plus Fund (the “Institutional Fund” or the “Acquired Fund”) by T. Rowe Price Total Return Fund (the “Acquiring Fund”) had been consummated at June 1, 2019. The resulting fund is referred to herein as the “Combined Fund.” The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund, which are available in each fund’s respective annual and semiannual shareholder reports.

Note 1 — Reorganization

The Reorganization would be accomplished by the transfer of substantially all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for I Class shares of the Acquiring Fund and the distribution of such shares to the shareholders of the Acquired Fund, in complete liquidation of the Acquired Fund followed by the termination of the Acquired Fund.

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund, or their respective shareholders as a direct result of the Reorganization. In accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), for financial reporting purposes, the historical cost basis of the investments received from the Acquired Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (the Acquiring Fund) with amounts distributable to shareholders for tax purposes. Acquiring Fund is deemed to be the “accounting survivor” in connection with the applicable Reorganization. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the applicable Reorganization.

The Institutional Fund and the Acquiring Fund have substantially similar investment objectives and identical fundamental investment policies. While the funds are similar, there are slight differences in the principal investment strategies between the two funds, and the Acquiring Fund has less restrictive non-fundamental operating policies. The key differences between the investment strategies are as follows:

• The Acquiring Fund can invest up to 35% of its assets in non-investment grade bonds while the Institutional Fund has a limit of 30%.

• The Institutional Fund further restricts non-investment grade bonds by limiting non-investment grade bonds issued by Emerging Market countries to 10% and non-investment grade bonds issued by the U.S. and other developed markets to 20%. The Acquiring Fund does not have these constraints.

• Both funds are able to invest in convertible and preferred securities but the Institutional Fund limits these holdings to 10% of the fund’s assets while the Acquiring Fund does not have such a restriction.

• Under normal conditions, the Institutional Fund is expected to maintain an effective duration within +/-20% of its benchmark index. The Acquiring Fund does not have a constraint on its duration.

• The Institutional Fund seeks to maintain a weighted average credit rating of A- or better. The Acquiring Fund does not have a similar requirement.

Approximately 90% of the Institutional Fund’s holdings are anticipated to transfer to the Acquiring Fund, and the remaining 10% of the Institutional Fund’s portfolio will be sold and repurchased by the Acquiring Fund due to transfer of ownership restrictions in certain countries or based on certain investment types, such as derivatives, bank loans, and mutual funds. In addition, it is anticipated that approximately 22% of the Institutional Fund’s holdings will be repositioned prior to the closing of the Reorganization in order to align the Institutional Fund’s portfolio with that of the Acquiring Fund. Any capital gains generated from the repositioning will be distributed prior to the Reorganization and are subject to federal income tax.

The net assets of Acquired Fund, Acquiring Fund, and the resulting Combined Fund as of August 31, 2020 are as follows:

As of date:	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Combined Fund
August 31, 2020	T. Rowe Price Institutional Core Plus Fund	T. Rowe Price Total Return Fund
	$437,968,986	$125,311,383	$(34,500)	$563,245,869

Note 2 — Accounting Policies

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. The Acquiring Fund will be the accounting and performance survivor after the Reorganization. No significant changes to any contracts of the Acquiring Fund are expected as a result of the Reorganization.

The Acquired Fund’s and Acquiring Fund’s financial instruments are valued and each class’s net asset value (“NAV”) per share is computed at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The Acquired Fund’s and Acquiring Fund’s financial instruments are reported at fair value, which U.S. GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the “Valuation Committee”) is an internal committee that has been delegated certain responsibilities by the Acquired Fund’s and Acquiring Fund’s Board of Directors (the “Board”) to ensure that financial instruments are appropriately priced at fair value in accordance with U.S. GAAP and the Investment Company Act of 1940. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the Acquired Fund’s and Acquiring Fund’s treasurer. These policies will not change as a result of the Reorganization.

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to expenses made to the Combined Fund’s financial information. The information for Reorganization is for the year ended May 31, 2020, as if the Reorganization had been in effect on June 1, 2019, using the fees and expenses information of the Acquiring Fund shown in the Information Statement/Prospectus and the actual fees and expenses of the Acquired Fund. The pro forma information has been prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

The Institutional Fund and Acquiring Fund are each managed by T. Rowe Price Associates, Inc. (“Price Associates”). For its services, Price Associates receives an annual investment management fee of 0.37% (comprising an individual fee of 0.08%, and a group fee, which was 0.29% as of September 1, 2020) of average daily net assets from the Institutional Fund and from the Acquiring Fund. Prior to September 1, 2020, an investment management and administrative agreement between the Institutional

Fund and Price Associates provided for an all-inclusive annual fee equal to 0.40% of the fund’s average daily net assets. The all-inclusive fee covered investment management services and ordinary, recurring operating expenses but did not cover interest expense; expenses related to borrowing, taxes, and brokerage; or nonrecurring expenses.

With respect to the Institutional Fund, effective September 1, 2020, Price Associates has contractually agreed to permanently waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the fund’s ratio of annualized total expenses to average net assets to exceed 0.40%. Effective September 1, 2020, the Acquiring Fund’s I Class is subject to a permanent contractual expense limitation pursuant to which Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed 0.40%. Any fees waived or expenses paid by Price Associates pursuant to this expense limitation are subject to reimbursement to Price Associates by the I Class whenever fees and expenses in the aggregate are below an annual rate of 0.40% of the I Class’s average daily net assets. However, no reimbursement will be made more than three years after the waiver or payment of fees or expenses by Price Associates pursuant to the expense limitation or if such reimbursement would result in the I Class’s fees and expenses in the aggregate exceeding an annual rate of 0.40% of the I Class’s average daily net assets. In addition, the Acquiring Fund’s I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.02%. This agreement will continue through September 30, 2021, and may be renewed, revised, or revoked only with approval of the fund’s Board. Under both these limitation agreements, the I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver. Prior to September 1, 2020, the Acquiring Fund’s I Class Limit was 0.05%.

In addition, the funds have entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates provides certain accounting and administrative services; T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the funds’ transfer and dividend-disbursing agent; and T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the funds. There is no anticipated change to such fees as a result of the Reorganization and, therefore, these expenses are not reflected in the pro forma information presented below.

Fee and Expense Increase/(Decrease)
($000s)	Year Ended May 31, 2020

Custody and accounting expense (1)	$(170)
Legal and audit expense (1)	(46)
Registration fees (2)	32
Other Expenses (1)	(18)
Reimbursement (3)	176
Total Pro Forma Net Expense Adjustment	$(26)

1 Reflects the impact of the reduction of fees charged on a per fund basis that would not be incurred by the Combined Fund.

2 Reflects the increase in 24f-2 fees related to additional assets from the Acquired Fund.

3 Reflects additional amounts that would be waived or reimbursed due to the change in the Acquiring Fund’s I Class operating expense limitation from 0.05% to 0.02%, which was effective September 1, 2020, had it been in effect as of June 1, 2019. This change was approved by the Acquiring Fund’s Board of Directors in contemplation of the Reorganization and is expected to have a continuing impact on the Combined Fund. This operating expense limitation agreement will continue until at least September 30, 2021, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Note 4 — Reorganization Costs

Acquired Fund and Acquiring Fund shall be allocated its own fees and expenses associated with the proposed reorganization, including professional fees and expenses associated with the printing and mailing of the Information Statement. Price Associates estimates that expenses for the Reorganization will be approximately $17,650 and $16,850 for the Acquired Fund and Acquiring Fund, respectively. These costs represent management’s estimate of professional services fees, and any printing costs and mailing charges related to the Reorganization and will be paid by the funds.

Note 5 — Capital Loss Carryforwards

The Institutional Core Plus Fund and Total Return Fund had no capital loss carryforwards as of May 31, 2020.

III. DOCUMENTS INCORPORATED BY REFERENCE

This SAI incorporates by reference:

(i) the financial statements and report of the independent registered public accounting firm for the T. Rowe Price Institutional Core Plus Fund as contained in its Annual Report for the year ended May 31, 2020, as filed with the Securities and Exchange Commission on July 22, 2020; and

(ii) the financial statements and report of the independent registered public accounting firm for the T. Rowe Price Total Return Fund as contained in its Annual Report for the year ended May 31, 2020, as filed with the Securities and Exchange Commission on July 22, 2020;

Each of these reports contains historical financial information regarding the funds and is available without charge at troweprice.com or by calling 1-800-541-5910.

PricewaterhouseCoopers LLP, located at 100 East Pratt Street, 26th Floor, Baltimore, MD 21202, is the Independent Registered Public Accounting Firm to the Institutional Fund and the Acquiring Fund, providing audit and tax return review of various Securities and Exchange Commission filings.

C00-055 9/25/20

PART C

OTHER INFORMATION

Item 15. Indemnification

The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. (“Manager”), and its subsidiaries and affiliates and all other investment companies in the T. Rowe Price family of mutual funds as listed in Item 31 of the Registrant’s Registration Statement filed as Amendment No. 7 dated September 27, 2019. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

General. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; provided, however, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article X, Section 10.01 of the Registrant’s By-Laws provides as follows:

Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual (“Indemnitee”) who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys’ fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation’s Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”).

Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

 (i) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a) the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

 (i) a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Section 10.02. Insurance of Officers, Directors, Employees, and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1) Articles of Incorporation of Registrant, dated July 19, 2016 (electronically filed with initial registration statement dated September 9, 2016)

(2) By-Laws of Registrant as amended July 25, 2018 (electronically filed with Amendment No. 7 dated September 27, 2019)

(3) Inapplicable

(4) Form of Agreement and Plan of Reorganization dated ____________________, 2020 is attached as Exhibit A to the Combined Information Statement and Prospectus and is incorporated herein by reference to Exhibit (4) of the Registrant’s Registration Statement on Form N-14 dated September 21, 2020

(5) Inapplicable

(6)(a) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., dated July 26, 2016 (electronically filed with Amendment No. 1 dated November 2, 2016)

(6)(b) Amendment to Investment Managments Agreement between Registrant and T. Rowe Price Associates, Inc., dated July 30, 2020 (electronically filed on Form N-14 dated August 6, 2020)

(7)(a) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated July 26, 2016 (electronically filed with Amendment No. 1 dated November 2, 2016)

(7)(b) Amendment to Underwriting Agreements between Each T. Rowe Price Fund listed on Schedule A and T. Rowe Price Investment Services, Inc., dated February 6, 2017 (electronically filed with Amendment No. 5 dated September 26, 2018)

(8) Inapplicable

(9)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, June 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19,  2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2010, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, February 5, 2018, August 9, 2018, April 5, 2019, April 15, 2019, August 26, 2019, November 15, 2019, and February 13, 2020

(9)(b) Global Custody Agreement between JPMorgan Chase Bank and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003, October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, October 1, 2009, October 20, 2009, December 16, 2009, February 10, 2010, April 29, 2010, July 21, 2010, February 3, 2011, April 21, 2011, July 29, 2011, October 17, 2011, February 8, 2012, April 24, 2012, February 5, 2013, March 5, 2013, July 24, 2013, December 10, 2013, February 4, 2014, July 17, 2014, December 22, 2014, July 31, 2015, February 26, 2016, April 21, 2016, July 15, 2016, July 26, 2016, May 1, 2017, July 28, 2017, September 25, 2017, October 13, 2017, December 15, 2017, February 1, 2018, May 1, 2018, October 1, 2018, January 25, 2019, August 30, 2019, October 3, 2019, and January 30, 2020

(10)(a) Rule 12b-1 Plan for the T. Rowe Price Total Return Fund—Advisor Class, dated November 15, 2016 (electronically filed with Amendment No. 1 dated November 3, 2016)

(10)(b) Form of Selling Agreement to be used by T. Rowe Price Investment Services, Inc. (electronically filed with initial registration statement dated September 9, 2016)

(10)(c) Rule 18f-3 Plan for the T. Rowe Price Total Return Fund, T. Rowe Price Total Return Fund—Advisor Class, and T. Rowe Price Total Return Fund—I Class, dated November 15, 2016 (electronically filed with Amendment No. 1 dated November 3, 2016)

(10)(d) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Total Return Fund, T. Rowe Price Total Return Fund—Advisor Class, and T. Rowe Price Total Return Fund—I Class, dated October 1, 2019 (electronically filed with Amendment 7 dated September 27, 2019)

(11) Opinion of Counsel as to the legality of securities – is filed herewith as Exhibit (11)

(12) Opinion and Consent of Willkie Farr & Gallagher LLP with respect to tax consequences (to be filed by amendment)

(13)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2020, as amended May 6, 2020

(13)(b) Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds for Fund Accounting and Related Administrative Services, dated August 1, 2015, as amended November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, October 25, 2016, April 18, 2017, July 17, 2017, October 30, 2017, August 9, 2018, August 1, 2019, and June 5, 2020

(13)(c) Fund Accounting Agreement between T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon, dated August 1, 2015, as amended December 9, 2015, February 23, 2016, April 27, 2016, April 30, 2016, July 19, 2016, August 1, 2016, September 28, 2016, October 25, 2016, December 22, 2016, May 9, 2017, July 17, 2017, October 1, 2017, October 30, 2017, June 21, 2018, June 22, 2018, October 1, 2018, November 27, 2018, August 26, 2019, and June 5, 2020

(13)(d) Fund Accounting Agreement Side Letter between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds in connection with the Fund Accounting Agreement between the T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon dated February 28, 2017, as amended April 18, 2017, July 17, 2017, October 30, 2017, August 9, 2018, August 30, 2019, and June 5, 2020

(13)(e) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the T. Rowe Price Funds, dated January 1, 2020, as amended May 6, 2020

(13)(f) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and Registrant, on behalf of the T. Rowe Price Total Return Fund, T. Rowe Price Total Return Fund—Advisor Class, and T. Rowe Price Total Return Fund—I Class, dated July 26, 2016 (electronically filed with Amendment No. 1 dated November 3, 2016)

(13)(g) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and Registrant, on behalf of the T. Rowe Price Total Return Fund, T. Rowe Price Total Return Fund—Advisor Class, and T. Rowe Price Total Return Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 7 dated September 27, 2019)

(13)(h) Expense Limitation and Management Fee Waiver Agreement between T. Rowe Price Associates, Inc., and each of the T. Rowe Price Funds listed on Schedules 1 of the Agreement, dated July 30, 2020

(14) Consent of Independent Registered Public Accounting Firm

(15) Inapplicable

(16) Power of Attorney

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees that, in response to Exhibit 12 required by Item 16, the Opinion and Consent of Counsel - Willkie Farr & Gallagher LLP, regarding certain tax matters, will be filed as part of an amendment to the registration statement

As required by the Securities Act of 1933, this Registrant Statement has been signed on behalf of the Registrant, in the City of Baltimore, and State of Maryland, on the 21st day of September, 2020.

T. ROWE PRICE TOTAL RETURN FUND, INC.

/s/David Oestreicher

By: David Oestreicher

Director and Executive Vice President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/David Oestreicher	Director (Principal Executive Officer)	September 21, 2020

David Oestreicher	and Executive Vice President

/s/Alan S. Dupski	Treasurer and Vice President	September 21, 2020
Alan S. Dupski	(Principal Financial Officer
and Principal Accounting Officer)

*

Teresa Bryce Bazemore	Director	September 21, 2020

*

Ronald J. Daniels	Director	September 21, 2020

*

Bruce W. Duncan	Director	September 21, 2020

*

Robert J. Gerrard, Jr.	Chairman of the Board	September 21, 2020

and Director

*

Paul F. McBride	Director	September 21, 2020

*

Cecilia E. Rouse	Director	September 21, 2020

*

John G. Schreiber	Director	September 21, 2020

/s/Robert W. Sharps	Director	September 21, 2020

Robert W. Sharps

*/s/David Oestreicher	Attorney-In-Fact	September 21, 2020

David Oestreicher